UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Preliminary Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Privacore PCAAM Alternative Growth Fund

(Name of Registrant as Specified in Its Charter)

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PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

PRIVACORE PCAAM ALTERNATIVE INCOME FUND

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

PRIVACORE VPC ASSET BACKED CREDIT FUND

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

April [●], 2026

NOTICE OF ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

Dear Shareholder,

This notice is being furnished to shareholders of Privacore PCAAM Alternative Growth Fund (the “Growth Fund”), Privacore PCAAM Alternative Income Fund (the “Income Fund”) and Privacore VPC Asset Backed Credit Fund (the “Asset Backed Fund”) (each, a “Fund,” and together, the “Funds”) to inform shareholders of the approval of (1) a new investment management agreement) between each Fund and Privacore Capital Advisors, LLC (“Privacore” or the “Adviser”) (together, the “New Investment Management Agreements”), (2) a new investment sub-advisory agreement among the Growth Fund and the Income Fund, the Adviser, and Partners Capital Investment Group, LLP (“Partners”) and a new investment sub-advisory agreement among the Asset Backed Fund, the Adviser and Victory Park Capital Advisors, LLC (“VPC”) (together, the “New Sub-Advisory Agreements” and, together with the New Investment Management Agreements, the “New Advisory Agreements”), and (3) the adoption of a fundamental policy for the Growth Fund to conduct periodic repurchases of its outstanding shares in accordance with Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Conversion”) and an amended and restated investment management agreement between the Growth Fund and Privacore (the “Amended and Restated Investment Management Agreement”). No changes to the management of the Funds are anticipated, and the New Advisory Agreements are identical to each Fund’s current investment management and sub-advisory agreements except the effective date of such agreements, and with respect to the Growth Fund only, that advisory fees will accrue daily based on the Fund’s average daily net assets in connection with the Conversion and the Fund’s daily net asset value calculation as an interval fund.

Approval of New Advisory Agreements – Growth Fund, Income Fund and Asset Backed Fund

As discussed in more detail in the Information Statement, the Adviser is a wholly owned subsidiary of Privacore Capital, LLC (“Privacore Capital”). Privacore Capital is a joint venture, 51% of which is currently owned by Brendan Boyle, and 49% of which is indirectly owned by Janus Henderson Group plc (“JHG”). In addition, JHG has a 55% ownership interest in VPC, investment sub-adviser to the Asset Backed Fund. On December 21, 2025 JHG entered into an Agreement and Plan of Merger pursuant to which JHG will be acquired by funds associated with Trian Fund Management, L.P. and funds associated with General Catalyst Group Management, LLC, which will result in a change of control of JHG (the “Transaction”). Accordingly, pursuant to the 1940 Act, each Fund’s existing investment management agreement and existing sub-advisory agreement (the “Existing Advisory Agreements”) will automatically terminate upon the close of the Transaction.

As a result, at an in-person meeting held on March 18, 2026, the Board of Trustees of each Fund (each, a “Board”) approved the New Advisory Agreements and the solicitation of written consent to the New Advisory Agreements from the holders of a majority of the outstanding voting shares of each Fund. As of the date of this Information Statement (the “Record Date”), Janus Henderson Investors US LLC (“JHI”) is the record holder of a majority of the outstanding voting shares of the Income Fund; JHI together with [●], are the record holders of a majority of the outstanding voting shares of the Growth Fund; and [●] and [●], are the record holders of a majority of the outstanding voting shares of the Asset Backed Fund. See Exhibit E. It is anticipated that the majority of each Fund’s outstanding voting shares as of the Record Date will approve the New Advisory Agreements by written consent on or prior to the date that is 20 days following the date of this Information Statement. The New Advisory Agreements take effect upon the later of (i) the closing date of the Transaction and (ii) 20 days following the date of this Information Statement. Pursuant to applicable rules and regulations, the Agreements may not take effect until at least 20 days following the date this Information Statement is sent to shareholders. In order to protect the Fund from the potential disruption of investment services if the Transaction closes prior to the date that is 20 days following the date of this Information Statement, the Board of each Fund also approved, on March 18, 2026, interim investment management agreements with the Adviser and interim sub-advisory agreements with the Adviser, Partners and VPC, as applicable (the “Interim Agreements”). The Interim Agreements would allow the Adviser, and Partners and VPC, as applicable, to continue to advise the Funds for up to 150 days after the effective date of the Transaction, or until the New Advisory Agreements take effect, if sooner. The Interim Agreements will take effect on the closing date of the Transaction, if at all. The Interim Agreements and the New Advisory Agreements will allow the Adviser to continue to serve as the investment adviser and Partners and VPC to serve as the sub-adviser, as applicable, to the Funds under terms that are the same, in all material respects, as the Existing Advisory Agreements, except that there will be a new initial term.

With respect to the Growth Fund, the Conversion to an interval fund is expected to occur, and the Amended and Restated Investment Management Agreement is expected to become effective, on or about May [4], 2026. The Growth Fund’s New Advisory Agreement and Interim Advisory Agreement are expected to take effect after the Conversion and, like the Amended and Restated Investment Management Agreement, will reflect that advisory fees will accrue daily based on the Fund’s average daily net assets in connection with the Conversion and the Fund’s daily net asset value calculation as an interval fund.

Adoption of a Fundamental Policy and Amended and Restated Investment Management Agreement – Growth Fund

The Growth Fund is currently organized as a closed-end management investment company operating as a tender offer fund that provides a limited degree of liquidity to shareholders by conducting tender offers, generally semi-annually, or by taking any other actions permitted by the tender offer rules under the Securities Exchange Act of 1934, as amended. The decision to conduct repurchase offers is currently at the sole discretion of the Board. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding shares of beneficial interest pursuant to Rule 23c-3 under the 1940 Act. The Adviser believes that the Growth Fund adopting a fundamental policy to conduct periodic repurchase offers under Rule 23c-3 will provide shareholders with greater certainty regarding the frequency of liquidity opportunities compared to the tender offer fund structure. Rule 23c-3 requires that any change to such a fundamental policy be adopted by a “majority vote of the outstanding voting securities” of such investment company (as such term is defined in the 1940 Act and described below under Part 2 of this Information Statement).

At an in-person meeting held on March 18, 2026, the Board of the Growth Fund approved the adoption of a fundamental policy for the Growth Fund to conduct periodic repurchases of its shares under Rule 23c-3, and authorized the solicitation of written consent to the Conversion from the holders of a majority of the outstanding voting shares of the Growth Fund. Also, in connection with the Conversion, the Board approved an amended and restated investment management agreement to reflect that advisory fees will accrue daily based on the Growth Fund’s average daily net assets in connection with the Conversion and the Fund’s daily net asset value calculation as an interval fund. There will be no change to the Growth Fund’s annual advisory fee rate.

As of the Record Date, JHI together with [●], are the record holders of a majority of the outstanding voting shares of the Growth Fund. See Exhibit E. Effective [●], 2026, approximately 20 days following the date of this Information Statement, the majority of the Fund’s outstanding voting shares as of the Record Date approved the Conversion and amendment to the Growth Fund’s investment management agreement by written consent. The Conversion is expected to take effect on or about May [4], 2026.

You are urged to read the Information Statement in its entirety for a description of the actions taken by shareholders representing a majority of the outstanding voting securities of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

If you have any questions, please call [●] and we will be glad to assist you. Thank you for your continued support of the Funds. We appreciate the opportunity to serve your investment needs and encourage you to contact us with any questions.

Sincerely,

Privacore Capital Advisors, LLC

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

PRIVACORE PCAAM ALTERNATIVE INCOME FUND

PRIVACORE VPC ASSET BACKED CREDIT FUND

INFORMATION STATEMENT

April [●], 2026

This Information Statement is being furnished on behalf of the Boards of Trustees (each, a “Board”) of Privacore PCAAM Alternative Growth Fund (the “Growth Fund”), Privacore PCAAM Alternative Income Fund (the “Income Fund”) and Privacore VPC Asset Backed Credit Fund (the “Asset Backed Fund”) (each, a “Fund”, and together, the “Funds”), to shareholders of record (the “Shareholders”) at the close of business on [●], 2026 (the “Record Date”). This Information Statement and the attached materials are being mailed on or about [●], 2026.

Approval of New Advisory Agreements – Growth Fund, Income Fund and Asset Backed Fund

Privacore Capital Advisors, LLC (“Privacore” or the “Adviser”) is a wholly owned subsidiary of Privacore Capital, LLC (“Privacore Capital”). Privacore Capital is a joint venture, 51% of which is currently owned by Brendan Boyle, and 49% of which is indirectly owned by Janus Henderson Group plc (“JHG”). In addition, JHG has a 55% ownership interest in Victory Park Capital Advisors, LLC (“VPC”), investment sub-adviser to the Asset Backed Fund. On December 21, 2025 JHG entered into an Agreement and Plan of Merger pursuant to which JHG will be acquired by funds associated with Trian Fund Management, L.P. (“Trian”) and funds associated with General Catalyst Group Management, LLC (“GCG”), which will result in a change of control of JHG (the “Transaction”) Accordingly, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund’s existing investment management agreement and existing sub-advisory agreement (the “Existing Advisory Agreements”) will automatically terminate upon the close of the Transaction.

As a result, at an in-person meeting held on March 18, 2026, the Board of each Fund approved a new investment management agreement (together, the “New Investment Management Agreements”) between each Fund and Privacore, and new investment sub-advisory agreements among (i) the Growth Fund and the Income Fund, the Adviser, and Partners Capital Investment Group, LLP (“Partners”), and (ii) the Asset Backed Fund, the Adviser, and VPC (the “New Sub-Advisory Agreements” and, together with the New Investment Management Agreements, the “New Advisory Agreements”). The Board also approved the solicitation of written consent to the New Advisory Agreements from the holders of a majority of the outstanding voting shares of each Fund. As of the Record Date, Janus Henderson Investors US LLC (“JHI”) is the record holder of a majority of the outstanding voting shares of the Income Fund; JHI together with [●], are the record holders of a majority of the outstanding voting shares of the Growth Fund; and [●] and [●], are the record holders of a majority of the outstanding voting shares of the Asset Backed Fund. See Exhibit E. It is anticipated that the majority of each Fund’s outstanding voting shares as of the Record Date will approve the New Advisory Agreements by written consent on or prior to the date that is 20 days following the date of this Information Statement. The New Advisory Agreements take effect upon the later of (i) the closing date of the Transaction and (ii) 20 days following the date of this Information Statement. Pursuant to applicable rules and regulations, the Agreements may not take effect until at least 20 days following the date this Information Statement is sent to shareholders. In order to protect the Funds from the potential disruption of investment services if the Transaction closes prior to the date that is 20 days following the date of this Information Statement, the Board of each Fund also approved, on March 18, 2026, interim investment management agreements with the Adviser and interim sub-advisory agreements with the Adviser, Partners and VPC, as applicable (the “Interim Agreements”). The Interim Agreements would allow the Adviser and Partners and VPC, as applicable, to continue to advise the Funds for up to 150 days after the effective date of the Transaction, or until the New Advisory Agreements take effect, if sooner. The Interim Agreements will take effect on the closing date of the Transaction, if at all. The Interim Agreements and the New Advisory Agreements will allow the Adviser to continue to serve as the investment adviser and Partners and VPC to serve as the sub-adviser, as applicable, to the Funds under terms that are the same, in all material respects, as the Existing Advisory Agreements, except that there will be a new initial term.

With respect to the Growth Fund, the Conversion (as defined below) to an interval fund is expected to occur, and the Amended and Restated Investment Management Agreement (as defined below) is expected to become effective, on or about May [4], 2026. The Growth Fund’s New Advisory Agreement and Interim Advisory Agreement are expected to take effect after the Conversion and, like the Amended and Restated Investment Management Agreement, will reflect that advisory fees will accrue daily based on the Fund’s average daily net assets in connection with the Conversion and the Fund’s daily net asset value calculation as an interval fund.

Adoption of a Fundamental Policy and Conversion Investment Management Agreement – Growth Fund

The Growth Fund is currently organized as a closed-end management investment company operating as a tender offer fund that provides a limited degree of liquidity to Shareholders by conducting tender offers, generally semi-annually, or by taking any other actions permitted by the tender offer rules under the Securities Exchange Act of 1934, as amended. The decision to conduct repurchase offers is currently at the sole discretion of the Board. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding shares of beneficial interest pursuant to Rule 23c-3 under the 1940 Act. The Adviser believes that the Growth Fund adopting a fundamental policy to conduct periodic repurchase offers under Rule 23c-3 will provide shareholders with greater certainty regarding the frequency of liquidity opportunities compared to the tender offer fund structure. Rule 23c-3 requires that any change to such a fundamental policy be adopted by a “majority vote of the outstanding voting securities” of such investment company (as such term is defined in the 1940 Act and described below under Part 2 of this Information Statement).

At an in-person meeting held on March 18, 2026, the Board of the Growth Fund approved the adoption of a fundamental policy for the Growth Fund to conduct periodic repurchases of its shares (the “Conversion”) and authorized the solicitation of written consent to the Conversion from the holders of a majority of the outstanding voting shares of the Growth Fund. Also, in connection with the Conversion, the Board approved an amended and restated investment management agreement (the “Amended and Restated Investment Management Agreement”) between the Growth Fund and the Adviser to reflect that advisory fees will accrue daily based on the Growth Fund’s average daily net assets in connection with the Conversion and the Fund’s daily net asset value calculation as an interval fund (the “Daily Changes”). There will be no change to the Growth Fund’s annual advisory fee rate. As of the date of this Information Statement (the “Record Date”), Janus Henderson Investors US LLC (“JHI”) together with [●], are the record holders of a majority of the outstanding voting shares of the Growth Fund. See Exhibit E. Effective [●], 2026, approximately 20 days following the date of this Information Statement, the majority of the Fund’s outstanding voting shares as of the Record Date approved the Conversion and the Amended and Restated Investment Management Agreement by written consent. The Conversion is expected to occur, and the Amended and Restated Investment Management Agreement is expected to take effect, on or about May [4], 2026.

While the proposal to approve the Conversion and the Amended and Restated Investment Management Agreement related to a provision of the proposed New Investment Management Agreement for the Growth Fund, the two proposals were independent of, and not conditioned on, one another.

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

The expenses incurred in connection with preparing and delivering this Information Statement will be borne by the Funds. Each Fund’s most recent semi-annual and annual reports, as applicable, including financial statements and schedules, are available at no charge by calling [●] or by visiting [●].

PART 1

APPROVAL OF NEW ADVISORY AGREEMENTS

INTRODUCTION

Privacore Capital Advisors, LLC (“Privacore” or the “Adviser”) is a wholly owned subsidiary of Privacore Capital, LLC (“Privacore Capital”). Privacore Capital is a joint venture, 51% of which is currently owned by Brendan Boyle and 49% of which is indirectly owned by Janus Henderson Group plc (“JHG”). In addition, JHG has a 55% ownership interest in Victory Park Capital Advisors, LLC (“VPC”), investment sub-adviser to the Asset Backed Fund (as defined below). On December 21, 2025 JHG entered into an Agreement and Plan of Merger pursuant to which JHG will be acquired by Trian and GCG, which will result in a change of control of JHG (the “Transaction”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ existing investment management agreements (“Existing Investment Management Agreements”) and existing investment sub-advisory agreements (the “Existing Sub-Advisory Agreements,” and together with the Existing Investment Management Agreements, the “Existing Advisory Agreements”) will automatically terminate upon the close of the Transaction.

As a result, at an in-person meeting held on March 18, 2026, the Board of each of Privacore PCAAM Alternative Growth Fund, Privacore PCAAM Alternative Income Fund, and Privacore VPC Asset Backed Credit Fund (the “Asset Backed Fund”) (each, a “Fund,” and together, the “Funds”) approved new investment management agreements (the “New Investment Management Agreements”) between each Fund and the Adviser, and new investment sub-advisory agreements among (i) the Growth Fund and the Income Fund, the Adviser, and Partners Capital Investment Group, LLP (“Partners” and together with VPC, the “Sub-Advisers”), and (ii) the Asset Backed Fund, the Adviser and VPC (the “New Sub-Advisory Agreements” and, together with the New Investment Management Agreements, the “New Advisory Agreements”).

As of the Record Date, Janus Henderson Investors US LLC (“JHI”) is the record holder of a majority of the outstanding voting shares of the Income Fund; JHI together with [●], are the record holders of a majority of the outstanding voting shares of the Growth Fund; and [●] and [●] are the record holders of a majority of the outstanding voting shares of the Asset Backed Fund. See Exhibit E. It is anticipated that the majority of each Fund’s outstanding voting shares as of the Record Date will approve the New Advisory Agreements by written consent on or prior to the date that is 20 days following the date of this Information Statement. The New Advisory Agreements take effect upon the later of (i) the closing date of the Transaction and (ii) 20 days following the date of this Information Statement.

The New Advisory Agreements will have an initial two-year term and then may be continued for successive annual periods upon the approval of a majority of a Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), voting separately.

THE TRANSACTION

The Adviser is a wholly owned subsidiary of Privacore Capital, and JHG currently owns 49% voting interest in Privacore Capital. On December 21, 2025 JHG entered into an Agreement and Plan of Merger pursuant to which JHG will be acquired by Trian and GCG, which will result in a change of control of JHG. The Transaction will result in a change of control of the Adviser, as a wholly owned subsidiary of Privacore Capital, and VPC, as a partially-owned subsidiary of JHG, pursuant to the 1940 Act. Upon completion of the Transaction, Trian and GCG will own a majority interest in JHG. The Transaction is expected to close in mid-2026 (the “Closing”).

Each Fund is subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). The completion of the Transaction will result in a change of control of the Adviser and VPC pursuant to the 1940 Act; and thus, the assignment of the Existing Advisory Agreements will cause them to automatically terminate.

The Transaction Not Expected to Adversely Affect the Adviser, Sub-Advisers or the Funds

The Transaction is not expected to result in any change in the management of the Funds or to the services provided by the Adviser or Sub-Advisers to the Funds or to diminish in any way the level of investment advisory or sub-advisory services previously provided by the Adviser or Sub-Advisers. Following the Transaction, the Adviser and VPC will continue to operate its business with the same investment teams and under the same leadership.

Shareholders of the Funds are being informed of the anticipated approval by written consent of the Funds’ majority shareholders of the New Investment Management Agreements and New Sub-Advisory Agreements. No changes to the management of the Funds are anticipated, and the New Advisory Agreements are substantially identical to the Existing Advisory Agreements.

Impact of the Transaction on the Funds’ Existing Advisory Agreements and Summary of the Approval of the New Advisory Agreement

The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Existing Advisory Agreements. As required by the 1940 Act, the Existing Advisory Agreements provide for their automatic termination in the event of an assignment. Accordingly, the Existing Advisory Agreements will terminate upon the Closing and the New Advisory Agreements are necessary if the Adviser and the Sub-Advisers are to continue to manage the Funds following the Closing. If the Transaction closes prior to the date that is 20 days following the date of this Information Statement, the Interim Agreements (as defined and discussed below) will allow the Adviser and the Sub-Advisers to continue to serve as the Adviser and Sub-Advisers to the Funds for up to 150 days following the date of the Closing or until the New Advisory Agreements take effect, if sooner. See “The Interim Agreements” below.

INVESTMENT ADVISER AND THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Information About the Adviser

The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the general supervision of each Board, and in accordance with the investment objective, policies, and restrictions of the respective Funds, the Adviser is responsible for the management of each Fund. The Adviser also supervises the activities of Partners and VPC, each of which serves as a Sub-Adviser to one or more of the Funds (as described below). The principal office of the Adviser is located at 1411 Broadway, New York, NY 10018. As of December 31, 2025, the Adviser had approximately $109 million in assets under management.

New Investment Management Agreements

The form of the New Investment Management Agreement for each Fund, as applicable, is attached hereto as Exhibit A. With respect to services provided by the Adviser, the terms of each New Investment Management Agreement are identical to the terms of their respective Existing Investment Management Agreement. In addition, the advisory fees payable to the Adviser by the Funds under the New Investment Management Agreements are identical to the advisory fees payable under the Existing Investment Management Agreements, except that for the Growth Fund, the advisory fees will accrue daily based on average daily net assets in connection with the Conversion (as defined below in Part 2) and the Fund’s daily net asset value calculation as an interval fund. The material terms of the New Investment Management and Existing Investment Management Agreement are compared below in “Terms of the Existing and New Investment Management Agreements.”

INVESTMENT SUB-ADVISERS AND SUB-ADVISORY AGREEMENTS

Information About Partners

Partners is responsible for the daily investment and portfolio management activities for the Income Fund and the Growth Fund. Its principal place of business is located at 600 Atlantic Avenue, 30th Floor, Boston, MA 02210. Partners is registered as an investment adviser with the SEC under the Advisers Act that is based in London, New York City, Boston, San Francisco, Singapore, Hong Kong, and Paris that provides independent advice on asset allocation and asset manager selection across all asset classes and geographic markets. As of December 31, 2025, it had approximately $[●] billion in assets under management. General Atlantic Service Company, L.P., through its investment funds, holds a minority but controlling stake in Partners.

Information about VPC

VPC serves as the investment sub-adviser to the Asset Backed Fund. VPC, selected by the Adviser, is responsible for the daily investment and portfolio management activities for the Asset Backed Fund and is located at 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606. VPC is registered as an investment adviser with the SEC under the Advisers Act. Since its founding in 2007, VPC has offered private credit investment solutions under the firmwide investment philosophy focused on proactive and ongoing risk management, with an emphasis on yield generation and capital preservation. VPC has a nearly two-decade track record of financing businesses at the forefront of established and emerging industries. As of December 31, 2025, VPC had approximately $[●] billion in assets under management, with $[●] billion managed in the asset backed strategies that are expected to be components of the Asset Backed Fund’s overall investment strategy. JHG has a 55% ownership interest in VPC. VPC’s remaining ownership is split between its employees and Pacific Current Group, a global multi-boutique asset management firm.

New Sub-Advisory Agreements

The form of the New Sub-Advisory Agreement for each Fund, as applicable, is attached hereto as Exhibit B. The terms of the New Sub-Advisory Agreements are identical to the terms of their respective Existing Sub-Advisory Agreements with respect to services provided by each Sub-Adviser. Sub-advisory fees payable to each Sub-Adviser, by the Adviser, under the New Sub-Advisory Agreements, are identical to the sub-advisory fees payable under the Existing Sub-Advisory Agreements. The material terms of the New Sub-Advisory and Existing Sub-Advisory Agreements are compared below in “Terms of the Existing and New Sub-Advisory Agreements.”

THE INTERIM AGREEMENTS

At its meeting held on March 18, 2026, the Boards of each Fund also considered and approved interim investment advisory and investment sub-advisory agreements with the Adviser, Partners, and VPC, as applicable (the “Interim Agreements”) that will allow the Adviser, Partners, and VPC to continue to advise and/or sub-advise the Funds for up to 150 days after the date of the Closing or until the New Advisory Agreements take effect, if sooner. The Interim Agreements take effect on the date of the Closing, if at all. The New Advisory Agreements are expected to take effect upon the later of (i) the closing date of the Transaction and (ii) 20 days following the date of this Information Statement. If the Transaction closes prior to the date that is 20 days following the date of this Information Statement, the Interim Agreements will allow the Adviser and the Sub-Advisers to continue to serve as the Adviser and Sub-Adviser to the Funds under terms that are the same as the Existing Investment Management Agreements, except that there will be a new initial term and, with respect to the Growth Fund, advisory fees will accrue daily based on the Growth Fund’s average daily net assets in connection with the Conversion (as defined below in Part 2) and the Fund’s daily net asset value calculation as an interval fund. Under the Interim Agreements and the New Advisory Agreements, (i) each Fund’s investment objective and investment strategies will not change, (ii) the investment advisory personnel of the Adviser and the Sub-Adviser who provide advisory services to the Funds are expected to remain the same, and (iii) the Adviser and Sub-Adviser will continue to provide the same advisory services to the Funds for the same fees subject to the oversight of the Board of Trustees, under terms that are the same, except that there will be a new initial term, for the New Advisory Agreements.

The provisions required by law include a requirement that the fees payable under the Interim Agreements be put into an escrow account. On the effective date of the New Advisory Agreements, the Interim Agreements will terminate and the compensation (plus any interest earned) payable by a Fund under the Interim Agreements will be paid to the Adviser.

The forms of the Interim Agreements for each Fund, as applicable, is attached hereto as Exhibit C.

FACTORS CONSIDER BY THE TRUSTEES IN APPROVING THE NEW ADVISORY AGREEMENTS

At the meeting of each Fund’s Board of Trustees held on March 18, 2026 (the “Meeting”), each Board, including a majority of the Independent Trustees, voting separately, considered and unanimously approved the New Investment Management Agreement between each Fund and the Adviser, and the New Sub-Advisory Agreements by and among each Fund, the Adviser, and the applicable Sub-Adviser.

In advance of the Meeting, each Board (including the Independent Trustees) requested (in writing) detailed information from the Adviser and Sub-Advisers related to the Board’s consideration of the New Advisory Agreements, and received and reviewed written responses from the Adviser and Sub-Advisers, as well as supporting materials relating to that request for information (the “15(c) Materials”). The 15(c) Materials included a copy of the draft New Advisory Agreements, as well as the Adviser’s and Sub-Adviser’s responses to each Board’s written requests, which included, among other things, information regarding the Adviser’s and Sub-Adviser’s management and operations including any material changes to those capabilities under the New Advisory Agreements. At the Meeting, the Board also had the opportunity to discuss the 15(c) Materials with management and to receive such additional information from management as the Board believed reasonably necessary to evaluate the terms of the Agreements. The Boards also received and reviewed a memorandum from the counsel to the Independent Trustees regarding the Trustees’ duties in considering the approval of the New Advisory Agreements, which counsel to the Independent Trustees reviewed separately with the Independent Trustees in executive session outside the presence of management.

After having determined that the information provided was sufficiently responsive to their requests to permit consideration of the Agreements, the Board approved the New Investment Management Agreement between each Fund and the Adviser, and the New Sub-Advisory Agreements by and among each Fund, the Adviser, and the applicable Sub-Adviser. Below is a summary of the factors that the Board considered in approving the New Advisory Agreements; however, the Board did not consider any single factor as controlling in determining whether or not to approve the New Advisory Agreements, and the items described herein are not all-encompassing of the matters considered by the Board.

Investment Performance, Fees and Expenses

The Board considered that, in approving the Funds’ Existing Advisory Agreements, the Board previously had considered the Adviser’s and Sub-Advisers’ personnel, history and experience investing in asset classes similar to those in which the Funds invest, ability to support the growth of the Funds, capabilities and financial strength. The Board noted that the Transaction in which JHG will be acquired by Trian and GCG would not cause any material change in those abilities.

The Board also considered that, in approving the Funds’ Existing Advisory Agreements, the Board had compared the fees to be paid by each Fund to the management and other fees paid by funds in the relative peer group determined by an independent third-party firm that provides data services, and that the Board determined that the fees proposed to be charged were reasonable. The Board then considered that the management and the other fees to be paid by each Fund under the New Advisory Agreements were identical to those paid by each Fund under the Existing Advisory Agreements.

Nature, Extent and Quality of Services

As to the nature, extent and quality of the services to be provided by the Adviser and Sub-Advisers, the Board considered that the terms of the New Advisory Agreements were materially the same as those of the Existing Advisory Agreements, including that the Adviser and Sub-Advisers would, subject to the supervision of the Board, supervise and manage the investment and reinvestment of each Fund’s assets in accordance with such Fund’s investment policies and procedures, monitor the investment activities and portfolio holdings relating to each Fund, and perform other related functions in connection with managing each Fund’s operations. The Board noted that it previously considered information pertaining to each Sub-Adviser’s experience in managing strategies similar to those of the Funds, and that it previously reviewed the experience of certain personnel of the Adviser who perform work on behalf of the Funds. The Board noted the Adviser’s assertion that, under the New Investment Management Agreements, there would not be any material changes to the suite of services provided by the Adviser to the Funds, including that the personnel of the Adviser who perform work on behalf of the Funds would remain unchanged. The Board also considered the Adviser’s attestation that the Transaction would not implicate the nature, level or quality of services provided by the Adviser or Sub-Advisers and would not otherwise implicate the control and management of the Sub-Advisers.

Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, concluded that the Adviser and Sub-Advisers were capable of providing quality services to the Funds under the New Advisory Agreements.

Costs of the Services Provided and Profitability and Other Benefits

As to the cost of the services to be provided and to the anticipated profits to be realized by the Adviser and Sub-Advisers under the New Advisory Agreements, the Board noted that it previously reviewed the Adviser’s and Sub-Advisers’ estimates of profitability and financial condition in connection with the Existing Advisory Agreements. The Board also considered the Adviser’s representation that the Transaction would not cause any material change to those estimates or the Adviser’s financial condition.

The Board considered the fees to be paid to the Sub-Advisers under the New Sub-Advisory Agreements, noting that they were the same fees paid under the Existing Sub-Advisory Agreements, which the Board had previously determined to be reasonable as compared to the fees charged to the Sub-Advisers’ other clients. Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, determined that the New Advisory Agreements were within a reasonable range of anticipated profitability to the Adviser and Sub-Advisers and the financial conditions of the Adviser and Sub-Advisers were adequate.

REQUIRED VOTE

Approval of the New Advisory Agreements requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, and the Shareholder(s) of each Fund who represent a majority of such Fund’s outstanding shares are expected to execute a written consent approving the New Advisory Agreements. The size of the majority Shareholder position(s) in each Fund is such that its vote necessarily determines the outcome of any proposal. As a result, each Fund is filing this Information Statement in lieu of a proxy statement.

TERMS OF THE TRANSACTION

Terms of the Existing Investment Management Agreements and the New Investment Management Agreements

The form of the New Investment Management Agreement for each Fund, as applicable, is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Investment Management Agreements have been included in this summary. You should refer to Exhibit A for the form of the New Investment Management Agreement, and the descriptions set forth in this Information Statement are qualified in their entirety by reference to Exhibit A. The investment advisory services to be provided by the Adviser to each Fund under the New Investment Management Agreement and the fee structure with respect to each Fund are identical to the services currently provided by the Adviser and the fee structure under the Existing Investment Management Agreement for each Fund, except that the advisory fees will accrue daily based on the Growth Fund’s average daily net assets in connection with the Conversion (as defined below in Part 2) and the Fund’s daily net asset value calculation as an interval fund.

The terms of the Interim Agreements are the same as those of the Existing Investment Management Agreement, except that there is a new initial term. The form of the Interim Agreements for each Fund, as applicable, is attached hereto as Exhibit C. The provisions required by law include a requirement that the fees payable under the Interim Agreements be put into an escrow account. On the effective date of the New Investment Management Agreement, the Interim Agreement will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Agreement will be paid to the Adviser.

Advisory Services. Both the New Investment Management Agreements and the Existing Investment Management Agreements state that each Fund employs the Adviser, subject to the control of the Board, in compliance with such policies as the Board may from time to time establish and in compliance with the objective, policies, and limitations for the Fund, to furnish and manage a continuous investment program for the Fund. Both the New Investment Management Agreement and the Existing Investment Management Agreement state that the Adviser is to provide the Funds with records concerning the Adviser’s activities which the Funds are required to maintain, and render regular reports to the Fund’s officers and managers concerning the Adviser’s discharge of its responsibilities. Both the New Investment Management Agreement and the Existing Investment Management Agreement state that the Adviser may hire (subject to the approval of the Board) and supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Funds and perform all acts and enter into and perform all contracts on behalf of the Funds, including delegating such power to perform or to enter into and perform all contracts to each Sub-Adviser, as the Adviser deems appropriate or convenient in connection with the provision of its services.

Compensation of the Adviser. Each of the New Investment Management Agreements and the Existing Investment Management Agreements contain identical fee structures.

Under its Existing Investment Management Agreement, the Growth Fund pays the Adviser a management fee (the “Investment Management Fee”) at an annual rate of 1.50%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. Under the New Investment Management Agreement, the Growth Fund pays the Adviser an Investment Management Fee at an annual rate of 1.50%, accrued daily and payable monthly in arrears, based upon the Fund’s average daily net assets.

Under its Existing Investment Management Agreement, the Income Fund pays the Adviser an Investment Management Fee at an annual rate of 1.25%, accrued daily and payable monthly in arrears, based upon the Fund’s average daily net assets.

Under its Existing Investment Management Agreement, the Asset Backed Fund pays the Adviser an Investment Management Fee at an annual rate of 0.75% of the daily value of the Fund’s Managed Assets, payable monthly in arrears. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day.

Duration and Termination. Each of the New Investment Management Agreements and the Existing Investment Management Agreements provide that, after the expiration of an initial two-year term, they may be continued for successive annual periods upon the approval of a majority of the Board of Trustees, including Independent Trustees, voting separately. Each of the New Investment Management Agreements and the Existing Investment Management Agreements provide that they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Each of the New Investment Management Agreements and the Existing Investment Management Agreements may be terminated at any time, without the payment of any penalty by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund on sixty (60) days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. The New Investment Management Agreements and the Existing Investment Management Agreements provide that the respective agreements will automatically and immediately terminate in the event of their assignment.

Limitation of Liability. Each of the New Investment Management Agreements and the Existing Investment Management Agreements contain identical provisions with respect to the limitation of liability. Each of the New Investment Management Agreements and the Existing Investment Management Agreements state that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Adviser and any partner, member, manager, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. Each of the New Investment Management Agreements and the Existing Investment Management Agreements provide for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, member, manager, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any claim, loss, damage, liability, reasonable cost, or reasonable expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund.

Terms of the Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements

The form of the New Sub-Advisory Agreement for each Fund, as applicable, is attached hereto as Exhibit B. The following description is only a summary; however, all material terms of the New Sub-Advisory Agreements have been included in this summary. You should refer to Exhibit B for the form of the New Sub-Advisory Agreement, and the descriptions set forth in this Information Statement for the New Sub-Advisory Agreements are qualified in their entirety by reference to Exhibit B. The sub-advisory services to be provided by each Sub-Adviser to each Fund under the New Sub-Advisory Agreement and the fee structure with respect to each Fund are identical to the services currently provided by each Sub-Adviser and the fee structure under the Existing Sub-Advisory Agreement for each Fund. For the fiscal period ended March 31, 2025, the Adviser did not pay any sub-advisory fees to any Sub-Adviser, due to the Adviser’s waiver of its Investment Management Fee for the Income Fund and the Growth Fund, and because the Asset Backed Fund had not yet commenced operations.

Sub-Advisory Services. Both the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements state that the Adviser employs each Sub-Adviser, subject to the control of the Adviser and the Boards of the Funds. Both the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements state that each Sub-Adviser will be involved with all aspects of a Fund’s investment program, for all of the Fund’s investment portfolio including, without limitation, asset allocation and portfolio construction. Both the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements state that each Sub-Adviser will: (i) formulate and implement a continuous investment program for the Funds as outlined in its respective registration statement; (ii) take whatever steps are reasonably necessary or appropriate to implement the investment program for the Fund; (iii) keep the Trustees of the Fund and the Adviser appropriately informed in writing on an ongoing basis as agreed by the Adviser and each Sub-Adviser as to (1) all material facts concerning the investment and reinvestment of the assets in the Fund and (2) each Sub-Adviser and its key investment personnel and operations, and make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Fund, and attend meetings with the Adviser and/or the Trustees, as reasonably requested; (iv) provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Fund (with the understanding that ultimate responsibility for determining the valuation of portfolio assets shall rest solely with the Adviser and/or Fund); and (v) reasonably cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, the Fund’s custodian, the Fund’s transfer agent, and pricing agents and all other agents and representatives of the Fund and the Adviser.

Compensation of each Sub-Adviser. Each of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements contain identical fee structures.

Under the Existing Sub-Advisory Agreements for the Growth Fund and Income Fund, the Adviser pays Partners 55% of the net Investment Management Fee.

Under the Existing Sub-Advisory Agreement for the Asset Backed Fund, the Adviser pays VPC (i) a sub-advisory fee equal to 60% of the Investment Management Fee, payable monthly in arrears, net of any expense waivers and reimbursements waived or reimbursed by the Adviser or VPC, and (ii) 100% of the net Incentive Fee, payable quarterly in arrears; provided that if the Adviser does not receive any management fees for any month or any Incentive Fee for any quarter, including because of the effect of any expense limitation or fee waivers agreed to with the Fund, the Adviser shall have no obligation to compensate VPC for such month or quarter, as relevant, pursuant to the Existing Sub-Advisory Agreement for the Asset Backed Fund, unless and until the Adviser has recouped the expenses limited and/or fees waived for such month.

Duration and Termination. Each of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements provide that, after the expiration of an initial two-year term, they may be continued for successive annual periods upon the approval of a majority of the Board of Trustees, including Independent Trustees, voting separately. Each of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements provide that they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Each of the New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser and Sub-Adviser, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the Fund. The New Sub-Advisory Agreements and the Existing Sub-Advisory Agreements provide that the respective agreements will automatically and immediately terminate in the event of their assignment.

EXPENSE LIMITATION AGREEMENTS

The Adviser has entered into an Expense Limitation Agreement with each of the Growth Fund and the Income Fund whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses (a “Waiver/Reimbursement”), if required to ensure the total annual expenses excluding specified expenses (as defined in the Fund’s prospectus) do not exceed, on an annualized basis (i) for the Growth Fund, 1.60%, 1.00% and 0.75% of the average daily net assets of Class S Shares, Class D Shares and Class I Shares, respectively, in the relevant period and (ii) for the Income Fund, 1.60%, 1.00% and 0.75% of the average daily net assets of Class S Shares, Class D Shares and Class I Shares, respectively, in the relevant period. For a period not to exceed three years from the date on which a Waiver/Reimbursement is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the applicable Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the total annual expense limit in effect at the time of the Waiver/Reimbursement, and (b) the total annual expense limit in effect at the time of the recoupment. The Expense Limitation Agreement for the Growth Fund will remain in effect until January 21, 2027 and the Expense Limitation Agreement for the Income Fund will remain in effect until January 21, 2027, and each will automatically renew for consecutive twelve-month terms thereafter, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement for each of the Growth Fund and the Income Fund may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

The Adviser has entered into an Expense Limitation Agreement with the Asset Backed Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Asset Backed Fund, if required to ensure the total annual operating expenses (excluding specified expenses (as defined in the Fund’s prospectus)) do not exceed, on an annualized basis, 0.70% of the average daily net assets of each class of shares of the Asset Backed Fund in the relevant period. For a period not to exceed three years from the date on which a waiver/reimbursement is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Asset Backed Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement for the Asset Backed Fund will remain in effect until January 2, 2027, and may be extended for consecutive twelve-month terms thereafter, provided that such continuance is specifically approved at least annually by a majority of the Trustees.

Upon the termination of the Existing Investment Management Agreements, the Funds’ current Expense Limitation Agreements will also terminate. With respect to each Fund, if the Fund enters into the New Investment Management Agreement, the Adviser has agreed to enter into a new expense agreement, on identical terms and conditions as the Fund’s current Expense Limitation Agreement (except with respect to the Growth Fund where total annual expenses will be calculated based on average daily net assets in connection with the Conversion (as defined below in Part 2)), which has been approved by the Board to become effective upon shareholder approval of the New Investment Management Agreement.

The new Expense Limitation Agreements will continue in effect for one year from the effective date of the New Investment Management Agreements and, for the Growth Fund and the Income Fund, will automatically renew for consecutive one-year terms thereafter unless terminated by a Fund or the Adviser. The Expense Limitation Agreement for the Asset Backed Fund may be extended for consecutive twelve-month terms thereafter, provided that such continuance is specifically approved at least annually by a majority of the Trustees.

PART 2

APPROVAL OF NEW FUNDAMENTAL POLICY AND AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

The Privacore PCAAM Alternative Growth Fund (the “Growth Fund”) is currently organized as a closed-end management investment company operating as a tender offer fund that provides a limited degree of liquidity to shareholders by conducting tender offers of no more than 5% of the Growth Fund’s net assets generally on a quarterly basis beginning on or about March 31, 2025 (or such earlier or later date as the Board may determine) and thereafter on or about each June 30, September 30, December 31, and March 31, or by taking any other actions permitted by the tender offer rules under the Securities Exchange Act of 1934, as amended. The decision to conduct repurchase offers is currently at the sole discretion of the Board.

On March 18, 2026, the Board unanimously voted to convert the Fund to an interval fund and to change the timing of the calculation of the net asset value (“NAV”) from monthly to daily. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding shares of beneficial interest pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that adopting a fundamental policy to conduct periodic repurchase offers under Rule 23c-3 will provide shareholders with greater certainty regarding the frequency of liquidity opportunities compared to the tender offer fund structure. Rule 23c-3 requires that any change to such a fundamental policy be adopted by a “majority vote of the outstanding voting securities” of such investment company (as such term is defined in the 1940 Act).

At an in-person meeting held on March 18, 2026, the Board approved the adoption of a fundamental policy for the Growth Fund to conduct periodic repurchases of its shares (the “Conversion”) and authorized the solicitation of written consent to the Conversion from the majority of the outstanding voting shares of the Growth Fund.

Also, in connection with the Conversion, the Board approved an amended and restated investment management agreement (“Amended and Restated Investment Management Agreement”) that is substantially similar to the existing investment management agreement (“Existing Conversion Investment Management Agreement”) previously approved by the Board, except for a proposed change to reflect that advisory fees will accrue daily based on the Growth Fund’s average daily net assets in connection with the Conversion and the Fund’s daily net asset value calculation as an interval fund. . There will be no change to the Growth Fund’s annual advisory fee rate. Currently, the Growth Fund’s advisory fee as a tender offer fund with monthly net asset value calculation is payable monthly in arrears, at the annual rate of 1.50%, based on the Fund’s net assets as of month-end. In connection with the Conversion and the Fund’s daily net asset value calculation as an interval fund , the advisory fee will be accrued daily and payable monthly in arrears at the annual rate of 1.50%, based upon the Fund’s average daily net assets.

Background and Reasons

The Board approved the adoption of the fundamental policy because such periodic repurchase offers will ensure greater and more consistent liquidity for the Growth Fund’s shareholders. As described in greater detail below, upon adopting the fundamental policy, the Growth Fund will be required to conduct semi-annual repurchase offers unless limited exceptions apply. Although the Growth Fund currently conducts voluntary share repurchases quarterly of no more than 5% of the Growth Fund’s shares outstanding pursuant to the tender offer process, adoption of the fundamental policy will allow the Growth Fund to take advantage of the more efficient and less costly repurchase offer process pursuant to Rule 23c-3. Shareholders will benefit from the lower cost burden on the Growth Fund and assurance that repurchases will be conducted as required by the interval structure.

The fundamental policy will state that the Growth Fund will make semi-annual repurchase offers, at net asset value (“NAV”), of not less than 5% nor more than 25% of the Growth Fund’s outstanding shares of beneficial interest on the repurchase request deadline, unless suspended or postponed in accordance with regulatory requirements. The schedule requires the Growth Fund to make repurchase offers every six months.

Once approved by the majority of the outstanding voting shares of the Growth Fund, the offer to repurchase shares will be a fundamental policy that may not be changed without shareholder approval.

amended and restated INVESTMENT MANAGEMENT AGREEMENT – CONVERSION

The Adviser is a wholly owned subsidiary of Privacore Capital. Privacore Capital is a joint venture, 51% of which is currently owned by Brendan Boyle and 49% of which is indirectly owned by JHG. As a result, at an in-person meeting held on March 18, 2026, the Board of the Growth Fund approved the Amended and Restated Investment Management Agreement between the Growth Fund and the Adviser.

As of the Record Date, JHI together with [●], are the record holders of a majority of the outstanding voting shares of the Growth Fund. See Exhibit E. Effective [●], 2026, the majority of the Growth Fund’s outstanding voting shares as of the Record Date approved the Amended and Restated Investment Management Agreement, which is expected to take effect on or about May [4], 2026 when the Conversion is expected to occur. The Amended and Restated Investment Management Agreement will have an initial two-year term and then may be continued for successive annual periods upon the approval of a majority of the Growth Fund’s Board of Trustees, including the Independent Trustees, voting separately. Pursuant to applicable rules and regulations, the Amended and Restated Investment Management Agreement may not take effect until at least 20 days following the date this Information Statement is sent to Shareholders.

In connection with the Conversion, the form of the Amended and Restated Investment Management Agreement is attached hereto as Exhibit D. The terms of the Amended and Restated Investment Management Agreement are identical to the terms of its Existing Conversion Investment Management Agreement with respect to services provided by the Adviser. In addition, the advisory fees payable to the Adviser by the Fund under the Amended and Restated Investment Management Agreement are identical to the advisory fees payable under the Existing Agreement except that the advisory fees will accrue daily based on the Growth Fund’s average daily net assets in connection with the Conversion and the Fund’s daily net asset value calculation as an interval fund. The material terms of the Amended and Restated Investment Management Agreement and Existing Conversion Investment Management Agreements are compared below in “Terms of the Existing Conversion Investment Management Agreement and the Amended and Restated Investment Management Agreement.”

Repurchase Process

Pursuant to the adopted fundamental policy, the Growth Fund will make semi-annual repurchase offers every six months. The Growth Fund currently intends to offer to repurchase not less than 5% nor more than 25% of its outstanding shares each semi-annual period.

Shareholders will be notified in writing of each semi-annual repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the per-class NAV per Share determined as of the close of business on the date so identified (the “Valuation Date”). Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to Shareholders (the “Shareholder Notification”) and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their shares for repurchase. The Shareholder Notification also will include detailed instructions on how to tender shares for repurchase, state the repurchase offer amount and identify the dates of the Repurchase Request Deadline, the scheduled Valuation Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV per Share that has been computed no more than seven (7) days before the date of such notification, and how Shareholders may ascertain the NAV per share after the notification date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record or credited directly to a predetermined bank account on the purchase payment date, which will be no more than seven (7) days after the Valuation Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Suspension or Postponement of Repurchase Offers

The Growth Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Growth Fund, as defined in the 1940 Act.

The Growth Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Growth Fund to lose its status as a “regulated investment company” under the Internal Revenue Code of 1986, as amended; (ii) for any period during which the New York Stock Exchange (the “NYSE”) or any other market in which the securities owned by the Growth Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Growth Fund fairly to determine the value of its net assets; or (iv) for such other periods as the U.S. Securities and Exchange Commission (the “SEC”) may by order permit for the protection of Shareholders of the Growth Fund. The Growth Fund will provide notice to Shareholders of any suspension or postponement of a repurchase offer.

Oversubscribed Repurchase Offers

If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Growth Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Growth Fund on the Repurchase Request Deadline. If the Growth Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender shares in an amount exceeding the repurchase offer amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Growth Fund will repurchase the shares on a pro rata basis. However, the Growth Fund may accept all shares tendered for repurchase by Shareholders who own less than $1,000 worth of shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Growth Fund will accept the total number of shares tendered in connection with required minimum distributions from an Individual Retirement Account (“IRA”) or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Growth Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

If any shares that a Shareholder wishes to tender to the Growth Fund are not repurchased because of proration, such Shareholder: (i) will have to wait until the next repurchase offer and resubmit a new repurchase request; and (ii) will not be given any priority over other Shareholders’ requests. Thus, there is a risk that the Growth Fund may not purchase all of the shares a Shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer.

There is no assurance that a Shareholder will be able to tender their shares when or in the amount that they desire.

FACTORS CONSIDER BY THE TRUSTEES IN APPROVING THE AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

At the meeting of the Growth Fund’s Board of Trustees held on March 18, 2026 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), voting separately, considered and unanimously approved the Amended and Restated Investment Management Agreement between the Growth Fund and the Adviser.

In advance of the Meeting, the Board of the Growth Fund (including the Independent Trustees) requested (in writing) detailed information from the Adviser related to the Board’s consideration of the Amended and Restated Investment Management Agreement, and received and reviewed written responses from the Adviser, as well as supporting materials relating to that request for information (the “15(c) Materials”). The 15(c) Materials included a copy of the draft Amended and Restated Investment Management Agreement, as well as the Adviser’s responses to the Board’s written requests, which included, among other things, information regarding the Adviser’s management and operations including any material changes to those capabilities under the Amended and Restated Investment Management Agreement. At the Meeting, the Board also had the opportunity to discuss the 15(c) Materials with management and to receive such additional information from management as the Board believed reasonably necessary to evaluate the terms of the agreement. The Board also received and reviewed a memorandum from the counsel to the Independent Trustees regarding the Trustees’ duties in considering the approval of the Amended and Restated Investment Management Agreement, which counsel to the Independent Trustees reviewed separately with the Independent Trustees in executive session outside the presence of management.

After having determined that the information provided was sufficiently responsive to their requests to permit consideration of the agreement, the Board approved the Amended and Restated Investment Management Agreement between the Growth Fund and the Adviser. Below is a summary of the factors that the Board considered in approving the Amended and Restated Investment Management Agreement; however, the Board did not consider any single factor as controlling in determining whether or not to approve the Amended and Restated Investment Management Agreement, and the items described herein are not all-encompassing of the matters considered by the Board.

Investment Performance, Fees and Expenses

The Board considered that, in approving the Growth Fund’s Existing Conversion Investment Management Agreements, the Board previously had considered the Adviser’s personnel, history and experience investing in asset classes similar to those in which the Growth Fund invests, ability to support the growth of the Growth Fund, capabilities and financial strength.

The Board also considered that, in approving the Growth Fund’s Existing Conversion Investment Management Agreement, the Board had compared the fees to be paid by the Growth Fund to the management and other fees paid by funds in the relative peer group determined by an independent third-party firm that provides data services, and that the Board determined that the fees proposed to be charged were reasonable. The Board then considered that the management and the other fees to be paid by the Growth Fund under the Amended and Restated Investment Management Agreement were identical to those paid by the Growth Fund under the Existing Conversion Investment Management Agreement except that the advisory fees will accrue daily based on the Growth Fund’s average daily net assets in connection with the Conversion and the Fund’s daily net asset value calculation as an interval fund.

Nature, Extent and Quality of Services

As to the nature, extent and quality of the services to be provided by the Adviser, the Board considered that the terms of the Amended and Restated Investment Management Agreement were materially the same as those of the Existing Conversion Investment Management Agreements, including that the Adviser would, subject to the supervision of the Board, supervise and manage the investment and reinvestment of the Growth Fund’s assets in accordance with the Growth Fund’s investment policies and procedures, monitor the investment activities and portfolio holdings relating to the Growth Fund, and perform other related functions in connection with managing the Growth Fund’s operations. The Board noted that it previously reviewed the experience of certain personnel of the Adviser who perform work on behalf of the Growth Fund. The Board noted the Adviser’s assertion that, under the Amended and Restated Investment Management Agreement, there would not be any material changes to the suite of services provided by the Adviser to the Growth Fund, including that the personnel of the Adviser who perform work on behalf of the Growth Fund would remain unchanged.

Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, concluded that the Adviser was capable of providing quality services to the Growth Fund under the Amended and Restated Investment Management Agreement.

Costs of the Services Provided and Profitability and Other Benefits

As to the cost of the services to be provided and to the anticipated profits to be realized by the Adviser under the Amended and Restated Investment Management Agreement, the Board noted that it previously reviewed the Adviser’s estimates of profitability and financial condition in connection with the Existing Conversion Investment Management Agreements.

Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, determined that the Amended and Restated Investment Management Agreement was within a reasonable range of anticipated profitability to the Adviser and the financial conditions of the Adviser were adequate.

REQUIRED VOTE

Approval of the Amended and Restated Investment Management Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Growth Fund, and the Shareholder(s) of the Growth Fund who represent a majority of such Fund’s outstanding shares are expected to execute a written consent approving the Amended and Restated Investment Management Agreement. The size of the majority Shareholder position(s) in the Growth Fund is such that their vote necessarily determines the outcome of any proposal. As a result, the Growth Fund is filing this Information Statement in lieu of a proxy statement.

TERMS OF THE AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

Terms of the Existing Conversion Investment Management Agreement and the Amended and Restated Investment Management Agreement

A copy of the Amended and Restated Investment Management Agreement is attached hereto as Exhibit D. The following description is only a summary; however, all material terms of the Amended and Restated Investment Management Agreement have been included in this summary. You should refer to Exhibit D for the Amended and Restated Investment Management Agreement, and the descriptions set forth in this Information Statement are qualified in their entirety by reference to Exhibit D. The investment advisory services to be provided by the Adviser to the Growth Fund under the Amended and Restated Investment Management Agreement and the fee structure with respect to the Growth Fund are identical to the services currently provided by the Adviser and the fee structure under the Existing Conversion Investment Management Agreement for the Growth Fund except that the advisory fees will accrue daily based on the Growth Fund’s average daily net assets in connection with the Conversion and the Fund’s daily net asset value calculation as an interval fund.

Advisory Services. Both the Amended and Restated Investment Management Agreement and the Existing Conversion Investment Management Agreement state that the Growth Fund employs the Adviser, subject to the control of the Board of the Growth Fund, in compliance with such policies as the Board may from time to time establish and in compliance with the objective, policies, and limitations for the Growth Fund, to furnish and manage a continuous investment program for the Growth Fund. Both the Amended and Restated Investment Management Agreement and the Existing Conversion Investment Management Agreement state that the Adviser is to provide the Growth Fund with records concerning the Adviser’s activities which the Growth Fund is required to maintain, and render regular reports to the Growth Fund’s officers and managers concerning the Adviser’s discharge of its responsibilities. Both the Amended and Restated Investment Management Agreement and the Existing Conversion Investment Management Agreement state that the Adviser may hire (subject to the approval of the Board) and supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Growth Fund and perform all acts and enter into and perform all contracts on behalf of the Growth Fund, including delegating such power to perform or to enter into and perform all contracts to each Sub-Adviser, as the Adviser deems appropriate or convenient in connection with the provision of its services.

Compensation of the Adviser. The Amended and Restated Investment Management Agreement and the Existing Investment Management Agreement contain identical fee structures with the exception of the calculation of the Growth Fund’s net asset value.

Under its Existing Investment Management Agreement, the Growth Fund pays the Adviser a management fee (the “Investment Management Fee”) at an annual rate of 1.50%, payable monthly in arrears, based upon the Growth Fund’s net assets as of month-end.

Under the Amended and Restated Investment Management Agreement, the Growth Fund pays the Adviser an Investment Management Fee at an annual rate of 1.50%, accrued daily and payable monthly in arrears, based upon the Growth Fund’s average daily net assets.

Duration and Termination. The Amended and Restated Investment Management Agreement and the Existing Conversion Investment Management Agreement provide that, after the expiration of an initial two-year term, they may be continued for successive annual periods upon the approval of a majority of the Board of Trustees, including Independent Trustees, voting separately. The Amended and Restated Investment Management Agreement and the Existing Investment Management Agreement provide that they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Growth Fund. The Amended and Restated Investment Management Agreement and the Existing Conversion Investment Management Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Growth Fund on sixty (60) days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days written notice to the Growth Fund. The Amended and Restated Investment Management Agreement and the Existing Conversion Investment Management Agreement provide that the respective agreements will automatically and immediately terminate in the event of their assignment.

Limitation of Liability. The Amended and Restated Investment Management Agreement and the Existing Conversion Investment Management Agreement contain identical provisions with respect to the limitation of liability. The Amended and Restated Investment Management Agreement and the Existing Conversion Investment Management Agreement state that, in the absence of willful misfeasance or gross negligence of its obligations to the Growth Fund, the Adviser and any partner, member, manager, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Growth Fund. The Amended and Restated Investment Management Agreement and the Existing Conversion Investment Management Agreement provide for indemnification, to the fullest extent permitted by law, by the Growth Fund, of the Adviser, or any partner, member, manager, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any claim, loss, damage, liability, reasonable cost, or reasonable expense to which the person may be liable that arises in connection with the performance of services to the Growth Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Growth Fund.

EXPENSE LIMITATION AGREEMENT

The Adviser has entered into an Expense Limitation Agreement with the Growth Fund whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses (a “Waiver/Reimbursement”), if required to ensure the total annual expenses excluding specified expenses (as defined in the Fund’s prospectus) do not exceed, on an annualized basis (i) 1.60%, 1.00% and 0.75% of the net assets of Class S Shares, Class D Shares and Class I Shares, respectively, in the relevant period. For a period not to exceed three years from the date on which a Waiver/Reimbursement is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the applicable Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the total annual expense limit in effect at the time of the Waiver/Reimbursement, and (b) the total annual expense limit in effect at the time of the recoupment. The Expense Limitation Agreement for the Growth Fund will remain in effect until January 21, 2027, and thereafter will automatically renew for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement for the Growth Fund may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

With respect to the Growth Fund, the Adviser has agreed to amend and restate the expense agreement, on identical terms and conditions as the Fund’s current Expense Limitation Agreement except that total annual expenses will now be calculated based on average daily net assets.

ADDITIONAL INFORMATION

Additional Information Pertaining to the Adviser

The following table sets forth the name, position and principal occupation of each current executive officer of the Adviser as of March [●], 2026. Each individual’s address is c/o Privacore Capital Advisors, LLC, 1411 Broadway, New York, NY 10018.

Name	Principal Occupation at Privacore Capital Advisors, LLC
Brendan Boyle	CEO, Principal & Co-Founder

David Mehenny	Executive Vice President, Principal & Co-Founder

Sandhya Ganapathy	Chief Compliance Officer

Kieran Murray	Chief Operating Officer

For the six months ended September 30, 2025, the Adviser earned $467,821 in Investment Management Fees for the Growth Fund of which $0 was payable as of September 30, 2025. The Adviser has elected to voluntarily waive the Investment Management Fee from inception through December 31, 2026.

For the six months ended September 30, 2025, the Adviser earned $264,777 in Investment Management Fees for the Income Fund of which $0 was payable as of September 30, 2025. The Adviser has elected to voluntarily waive the Investment Management Fee from inception through December 31, 2026.

The Asset Backed Fund commenced operations on January 2, 2026. The Adviser has agreed, for the 12-month period beginning on the commencement of operations of the Asset Backed Fund, to reduce the annual rate of its Investment Management Fee from 0.75% to 0.25%.

Additional Information Pertaining to each Sub-Adviser

The following table sets forth the name, position and principal occupation of each current executive officer of Partners as of March [●], 2026. Each individual’s address is c/o Partners Capital Investment Group, LLP, 600 Atlantic Avenue, 30th Floor, Boston MA 02210.

Name	Principal Occupation at Partners Capital Investment Group, LLP
Arjun Raghavan	CEO & Director

Paul Dimitruk	Senior Partner

Nelda Kacyem	Chief Compliance Officer

Olivier Piccoli	General Counsel

Katie Thorpe	Partner, Global Chief Operating Officer

Richard Scarinci	Partner, Head of North America

Lenia Ascenso	Partner, Chief Operating Officer of Investment Operations

The following table sets forth the name, position and principal occupation of each current executive officer of VPC as of March [●], 2026. Each individual’s address is c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

Name	Principal Occupation at Victory Park Capital Advisors, LLC
Richard Levy	Managing Partner & Chief Executive Officer

Brendan Carroll	Senior Partner

Jeffrey Schneider	Chief Operating Officer

Jason Brown	Senior Partner

Scott Zemnick	General Counsel

Tom Gazdziak	Chief Compliance Officer

As of the Record Date, no Independent Trustee owns securities of, or has any other material direct or indirect interest in, the Adviser or any person controlling, controlled by or under common control with the Adviser. As of the Record Date, no Independent Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2025, to which the Adviser, or any parent or subsidiary of the Adviser, or any parent or subsidiary of such entities, was a party.

Affiliated Brokerage

During the fiscal period from July 29, 2024 (commencement of operations) to March 31, 2025, the Income Fund paid no brokerage commissions. As of March 31, 2025, the Income Fund held no securities of its regular brokers or dealers (or their parents).

During the fiscal period from June 28, 2024 (commencement of operations) to March 31, 2025, the Growth Fund paid no brokerage commissions. As of March 31, 2025, the Growth Fund held no securities of its regular brokers or dealers (or their parents).

The Asset Backed Fund commenced operations on January 2, 2026. [As of March [●], 2026, the Asset Backed Fund has paid no brokerage commissions and held no securities of its regular brokers or dealers (or their parents).]

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT.

GENERAL INFORMATION

Investment Adviser

Privacore Capital Advisors LLC, a Delaware limited liability company, serves as the investment adviser to the Funds. The Adviser is registered with the SEC under the Advisers Act. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management of the Funds and supervises the activities of each Sub-Adviser. The main office of the Adviser is located at 1411 Broadway, New York, NY 10018.

Partners

Partners Capital Investment Group, LLP, a Delaware limited liability partnership, serves as the investment sub-adviser to the Growth and Income Funds. Partners is registered with the SEC under the Advisers Act. Partners is responsible for the daily investment and portfolio management activities for those Funds. The main office of Partners is located at 600 Atlantic Avenue, 30th Floor, Boston, MA 02210.

VPC

Victory Park Capital Advisors, LLC, a Delaware limited liability company, serves as the investment sub-adviser to the Asset Backed Fund. VPC is registered with the SEC under the Advisers Act. VPC is responsible for the daily investment and portfolio management activities for the Asset Backed Fund. The main office of VPC is located at 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606.

Distributor

Janus Henderson Distributors US LLC (the “Distributor”), whose principal business address is 151 Detroit Street, Denver, CO 80206, acts as principal underwriter of the Funds on a commercially reasonable efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Funds and the Distributor.

UMB Fund Services, Inc.

Each of the Growth Fund and Income Fund have retained UMB Fund Services, Inc. (“UMBFS”), whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and assist with operational needs. UMBFS also serves as the Funds’ transfer agent. UMBFS provides such services to the Funds pursuant to an administration agreement between the Funds and UMBFS.

U.S. Bancorp Fund Services, LLC

The Asset Backed Fund has retained U.S. Bancorp Fund Services, LLC (“U.S. Bank”), whose principal business address is 615 East Michigan Street, Milwaukee, WI 53202, to provide administrative services and accounting services. The U.S. Bank also serves as the Fund’s transfer agent. U.S. Bank provides such services to the Fund pursuant to an administration agreement between the Fund and U.S. Bank.

Annual and Semi-Annual Reports

The Funds will each furnish, without charge, a copy of the annual report and the most recent semi-annual report succeeding the annual report, to a Shareholder upon request. To request a report, please contact the Funds by calling 855-685-3093 or writing to c/o Privacore Capital Advisors, LLC, 1411 Broadway, New York, NY 10018. You may also view or obtain these documents from the SEC (i) in person: at the SEC’s Public Reference Room in Washington, D.C., (ii) by phone: 1-202-942-8090, (iii) by mail: Public Reference Section, Securities and Exchange Commission (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

Independent Registered Public Accounting Firm

For the Growth Fund and Income Fund, the engagement of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Funds for the fiscal year ending March 31, 2026 was approved by the Audit Committee of the Fund, and the selection of PwC was unanimously ratified by the Board, including the separate vote of all of the Independent Trustees, at meetings of the Audit Committee and the Board held on March 27, 2025. PwC, of 1900 16th St Mall, #1600, Denver, CO 80202, has served in such capacity with respect to the Funds since inception of each Fund.

For the Asset Backed Fund, the engagement of PwC as the independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2026 was approved by the Audit Committee of the Fund, and the selection of PwC was unanimously ratified by the Board, including the separate vote of all of the Independent Trustees, at meetings of the Audit Committee and the Board held on June 11, 2025. PwC, of 1900 16th St Mall, #1600, Denver, CO 80202, has served in such capacity with respect to the Fund since its inception. The Asset Backed fund commenced operations on January 2, 2026.

Audit Fees

The aggregate fees billed for the fiscal year ended March 31, 2025 for professional services rendered by the principal accountant for the audit of Growth Fund’s and Income Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year or fiscal period, as applicable, are $220,250 and $204,000, respectively.

Audit-Related Fees

The aggregate fees billed for the fiscal year ended March 31, 2025 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Growth Fund’s and Income Fund’s financial statements and are not reported under Audit Fees are $176,000 and $162,000, respectively.

Tax Fees

The aggregate fees billed for the fiscal year ended March 31, 2025 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Growth Fund and Income Fund are $44,250 and $42,000, respectively.

All Other Fees

The aggregate fees billed for the fiscal year ended March 31, 2025 for products and services provided by the principal accountant, other than the services described above for the Growth Fund and Income Fund are $0 and $0, respectively.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Growth Fund and Income Fund, and rendered to each Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Growth Fund and Income Fund for the fiscal year ended March 31, 2025 was $0 and $0, respectively.

By Order of the Board of Trustees of Privacore PCAAM Alternative Growth Fund

/s/ Kieran Murray
Name:	Kieran Murray
Title:	President

By Order of the Board of Trustees of Privacore PCAAM Alternative Income Fund

/s/ Kieran Murray
Name:	Kieran Murray
Title:	President

By Order of the Board of Trustees of Privacore VPC Asset Backed Credit Fund

/s/ Kieran Murray
Name:	Kieran Murray
Title:	President

EXHIBIT A

FORM OF

INVESTMENT MANAGEMENT AGREEMENT

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

AGREEMENT made this [    ] day of [    ], 2026, by and between Privacore PCAAM Alternative Growth Fund, a Delaware statutory trust (the “Fund”), and Privacore Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Adviser to render investment management services with respect to the Fund and the Adviser is willing to render such services; and

WHEREAS, the Adviser may, subject to the approval of the Fund’s Board of Trustees (the “Board”), retain one or more sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) to render portfolio management services to the Fund pursuant to investment sub-advisory agreements among the Fund, the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”).

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.       APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Adviser may provide such other additional services to the Fund as reasonably requested by the Fund and agreed to by the Adviser, including preparing and reviewing the Fund’s registration statements and any amendments and supplements thereto, preparation and review of materials for Board and Board committee meetings, preparation and review of Fund shareholder reports, proxy statements, and other applicable regulatory reports and communications, and the provision of the Adviser’s employees to act as officers of the Fund.

2.       DUTIES AND AUTHORITIES OF ADVISER. The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser may delegate certain of its duties under this Agreement with respect to the Fund to a Sub-Adviser or Sub-Advisers (subject to the approval of the Fund's Board and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more Sub-Advisers deemed necessary to carry out the investment program of the Fund. The retention of a Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. The Adviser may pay a Sub-Adviser a portion of the compensation received by the Adviser hereunder.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund’s current registration statement and applicable laws and regulations. The Adviser also agrees to comply with (a) any policies, guidelines, instructions and procedures approved by the Board, and (b) any future amendments or supplements to the Fund’s registration statement that, in each case, are provided, in writing, to the Adviser with reasonable notice prior to implementation.

The Adviser shall have the power to carry out any and all of the objectives and purposes of the Fund, as described in any private placement memorandum, prospectus or statement of additional information contained in the Fund’s registration statement on Form N-2 filed with the Securities and Exchange Commission, as each may be amended, modified or otherwise supplemented from time to time (collectively, the “Registration Statement”), and to, perform all acts and enter into and perform all contracts and other undertakings on behalf of the Fund, including delegating such power to perform or to enter into and perform all contracts and undertaking to the Sub-Advisers, as the Adviser deems appropriate or convenient in connection with the provision of its services contained herein. Without limiting the foregoing powers, the Adviser shall have all specific rights and power to do, or to delegate the power to the Sub-Advisers to do, the following on behalf of the Fund:

(i)	acquire, hold, manage, vote, own and dispose of loans, equity securities and any other assets held by the Fund;

(ii)	review, select, analyze, structure, negotiate and close investment transactions and their related agreements, instruments and other documents, and in connection with such investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents, including credit agreements, collateral agreements, security agreements, and other similar agreements;

(iii)	provide service on committees of, and in other capacities with, issuers of and obligors on investments and other assets of the Fund (including on creditors’ committees), vote with respect to investments and other assets of the Fund whether in person, by proxy, consent or otherwise, sell short investments and cover such sales;

(iv)	monitor, supervise and direct the investments of the Fund and dispose of them in such manner and at such times as the Adviser or Sub-Advisers determine;

(v)	initiate, participate in and settle judicial, arbitration, administrative or similar proceedings to protect the assets of the Fund, enforce the Fund’s rights or otherwise defend the interests of the Fund;

(vi)	cooperate with persons or entities engaged by the Fund to render services to the Fund, including without limitation, attorneys, accountants, custodians, investment brokers or finders, investment bankers, appraisers, loan servicers, and business advisors;

(vii)	employ techniques to hedge portfolio risk (but not for speculative purposes) including, without limitation, through the use of options, forward and futures contracts and other instruments (relating to securities, currencies or other assets);

(viii)	take whatever steps are required by governmental authorities having jurisdiction over the Fund or its assets; and

(ix)	take such other actions as may be necessary or advisable in connection with the foregoing.

Without limiting the foregoing powers, the Adviser shall also have specific rights and power to do, or to delegate the power to the Sub-Advisers to do, the following on behalf of the Fund, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund’s policies and procedures:

(x)	other than in connection with investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents; and

(xi)	obtain financing, borrow money, incur indebtedness, issue guarantees, mortgage, pledge, loan, impose liens upon and grant security interests in all or any part of the Fund’s assets; execute promissory notes, loan, pledge or security agreements, or other agreements, documents and instruments in connection therewith.

3.       FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” under the particular circumstances of each transaction taking into account such factors as the Adviser deems relevant and considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Registration Statement and resolutions of the Fund’s Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request. In connection with the investment and reinvestment of the assets of the Fund, the Adviser is authorized (and can delegate to Sub-Advisers) to execute for the Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with brokers, dealers or futures commission merchants and other trading counterparties, including, but not limited to, ISDA agreements, and in connection with the rights and powers granted to the Adviser under Section 2 of this Agreement, as well as, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund’s policies and procedures, to do such other things necessary or incidental to the furtherance or conduct of the Fund’s purchases, sales or other transactions.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Registration Statement.

On occasions when the Adviser deems the purchase or sale of an investment, security or futures contract or options thereon to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order to be sold or purchased. In such event, the Adviser will allocate investments, securities or futures contracts or options thereon so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution under the circumstances for the transaction; (b) the provisions of the 1940 Act; (c) the provisions of the Investment Advisers Act of 1940; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser’s fees for services under this Agreement.

All securities and other property of the Fund shall remain in the direct or indirect custody of the Fund’s custodian except as otherwise authorized by the Board.

4.       EXPENSES AND COMPENSATION OF THE ADVISER. The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel required by it to perform the services on the terms and for the compensation provided herein. In addition, with respect to the operation of the Fund, the Adviser shall be responsible for (i) the expenses of printing and distributing extra copies of the Fund’s Registration Statement, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”) or pursuant to, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; (ii) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Adviser, then the Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Adviser and the Fund; and (iii) the costs of the Adviser’s in-person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Adviser and the Fund. If the Adviser has agreed to limit the operating expenses of the Fund as referenced below, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement. Except as otherwise specifically stated herein, the Adviser shall not be responsible for any of the Fund’s expenses, including, but not limited to, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. For the avoidance of doubt, the Fund shall bear all fees and expenses incurred in connection with the organization of the Fund and the offering of the Fund’s shares and will reimburse Adviser for any such fees and expenses incurred by the Adviser on the Fund’s behalf, including fees and expenses in connection with seeking the Securities and Exchange Commission’s approval of any exemptive relief contemplated in connection with the establishment or operations of the Fund.

For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Adviser compensation at an annual rate of 1.50% accrued daily and payable monthly in arrears, based upon the Fund’s average daily net assets, before giving effect to any repurchase of shares in the Fund. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. In the case of a partial month, compensation will be based on the number of days during the month in which the Adviser provided services to the Fund. The Adviser may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.      BOOKS AND RECORDS. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein, required by applicable law or regulation or as may be necessary for the Adviser to supply to the Fund or its Board the information required to be supplied under this Agreement. The Adviser will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request; provided that the Adviser may make and retain copies of such records.

6.       STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7.       LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISER.

(a)       In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, member, manager, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund or otherwise under this Agreement for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Adviser or any affiliate of the Adviser or by any Sub-Adviser, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b)       To the fullest extent permitted by law, the Fund shall indemnify, defend, and hold harmless the Adviser, or any partner, member, manager, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives (each such person being an “Indemnitee”), against any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney's fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) to which the person may be liable that arises or results from (i) this Agreement or the performance of any services under this Agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement or (ii) the Adviser’s obligation to indemnify a Sub-Adviser or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives under the terms of the Sub-Adviser’s Sub-Advisory Agreement so long as such indemnification obligations did not arise primarily from the such Indemnitee’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

(c)       To the fullest extent permitted by law, the Adviser shall indemnify, defend, and hold harmless the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any Liability to which the person may be liable that results from the Adviser’s willful misfeasance or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser's reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

(d)       The Adviser shall not be obligated to perform any service not described in this Agreement. The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved or that Adviser's overall management of the Fund will be successful. The Fund understands that investment decisions made for the Fund by the Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

8.       PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

9.       AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

10.     FUND REPRESENTATIONS: The Fund represents, warrants and agrees that it: (a) has all requisite power and authority to enter into and perform its obligations under this Agreement; (b) has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and has furnished to the Adviser copies of each of the following documents: (i) the governing documents of the Fund; (ii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Fund and approving this Agreement; and (iii) current copies of the Fund’s Registration Statement. The Fund shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to each of the foregoing, if any, with reasonable notice prior to implementation.

11.     LICENSE OF ADVISER’S NAME. The Adviser grants to the Fund a license to use the name “Privacore” (the “Name”) as part of the name of the Fund. The foregoing authorization by the Adviser to the Fund to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name. The Fund acknowledges and agrees that, as between the Fund and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Fund shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) adhere to such specific quality control standards as the Adviser may from time to time promulgate; and (3) protect the reputation and goodwill of the Name. The Fund acknowledges that the Name and the trademark associated therewith are the valuable property of the Adviser or its affiliates. The Fund will (a) submit to the Adviser for review and preapproval prior to use any promotional materials using the Name; and (b) change the name of the Fund within one month of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of the Fund; provided, however, that to the extent required by law, regulation or regulatory guidance, the Fund may continue to make reference to the prior name of the Fund in its Registration Statement, regulatory filings, marketing materials and similar documents and the Fund may continue to use beyond such date any supplies of the Registration Statement, marketing materials and similar documents that the Fund had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund. If the Fund makes any unauthorized use of the Name or the Adviser’s derivatives, logos, trademarks, or service marks or trade names, the Fund acknowledges that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

12.     DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until [     ], 2028 and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

13.     NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by delivery service or registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Adviser:

Privacore Capital Advisors, LLC

Attn: Sandhya Ganapathy

1411 Broadway

New York, NY 10018

Telephone: 212-479-2907

If to the Fund:

Privacore PCAAM Alternative Growth Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

14.     SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.     GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16.     AMENDMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

17.     COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.     TRACK RECORD. Notwithstanding anything else to the contrary herein, the Adviser shall retain a right to use the investment performance and track record of the Fund (including in marketing materials) to the extent permitted by law. Further, for the avoidance of doubt, the Adviser shall be entitled to retain a copy and use records of each of its transactions and other records pertaining to the Fund as are necessary to support any such uses of the investment performance and track record.

19.     MISCELLANEOUS. Where the effect of a requirement of the 1940 Act or the Investment Advisers Act of 1940 reflected in any provision of this Agreement is altered by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.     NO THIRD PARTY BENEFICIARIES. The parties hereto acknowledge and agree that this Agreement is intended solely for the benefit of the parties hereto and any natural person or entity obtaining rights hereunder as an Indemnitee and that there shall be no third party beneficiaries to this Agreement, either express or implied.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and effective as of the day and year first written above.

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

By:
Title:

PRIVACORE CAPITAL ADVISORS, LLC

By:
Title:

EXHIBIT B

FORM OF

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (“Agreement”) is made and entered into as of [    ], 2026 by and among Privacore PCAAM Alternative Growth Fund, a Delaware statutory trust (the “Fund”), Privacore Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”) and Partners Capital Investment Group, LLP, a Delaware limited liability partnership (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Adviser has entered into an investment management agreement (the “Investment Management Agreement”) dated [     ], 2026 with the Fund, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”); and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act; and

WHEREAS, the Board of Trustees of the Fund (the “Board,” and each Board member individually a “Trustee” and, together, the “Trustees”) and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth;

WHEREAS, the Fund has retained the Adviser to render investment advisory services to the Fund pursuant to the Investment Management Agreement, and the Adviser has the authority under the Investment Management Agreement with the Fund to retain sub-advisers to the Fund; and

WHEREAS, the Sub-Adviser is willing to furnish certain services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter contained and for good and valuable consideration, the adequacy and sufficiency of which hereby is acknowledged, the Fund, the Adviser and the Sub-Adviser hereby agree as follows:

SECTION 1.      Appointment of the Sub-Adviser.

(a)       The Adviser hereby appoints the Sub-Adviser to act as an investment sub-adviser for the Fund, subject to the supervision and oversight of the Adviser and the Trustees of the Fund, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser except as expressly authorized in this Agreement or another writing by the Fund and/or the Adviser (as applicable) and the Sub-Adviser.

(b)       The Sub-Adviser accepts its appointment and agrees to render the services herein set forth, for the compensation herein provided.

(c)       As an investment sub-adviser to the Fund, the Sub-Adviser will be involved with all aspects of the Fund’s investment program, for all of the Fund’s investment portfolio including, without limitation, asset allocation and portfolio construction.

(d)      As part of the services it will provide hereunder, the Sub-Adviser will:

(i)      formulate and implement a continuous investment program for the Fund as outlined in any private placement memorandum, prospectus, or statement of additional information contained in the Fund’s registration statement on Form N-2 filed with the U.S. Securities and Exchange Commission (the “SEC”), as each may be amended, modified or otherwise supplemented from time to time (collectively, the “Registration Statement”);

(ii)      take whatever steps are reasonably necessary or appropriate to implement the investment program for the Fund;

(iii)    keep the Trustees of the Fund and the Adviser appropriately informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser as to (1) all material facts concerning the investment and reinvestment of the assets in the Fund and (2) the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Fund, and attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(iv)    provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Fund (with the understanding that ultimate responsibility for determining the valuation of portfolio assets shall rest solely with the Adviser and/or Fund and Trustees); and

(v)    reasonably cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, the Fund’s custodian, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Adviser; keep all such persons appropriately informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Adviser; provide appropriate and timely responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information.

(e)       In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following, to the extent that the Adviser has furnished, and/or the Sub-Adviser has otherwise obtained and has acknowledged obtaining such material to the Adviser, current and complete copies of the following to the Sub-Adviser: (i) the Fund’s Agreement and Declaration of Trust and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (ii) the currently effective Registration Statement; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund and the rules and regulations promulgated by the SEC thereunder, and the rules of any United States or foreign securities, commodities, futures, options or other financial product exchange, transaction execution facility or other financial market system (and its clearing house, if any) through which trades for the Fund are conducted) (collectively, “Applicable Law”); (iv) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board; and (v) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of any Governing Documents, the Registration Statement, compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to promptly provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

(f)       The Sub-Adviser shall perform its obligations under this Agreement consistent with its fiduciary duties to the Fund as an investment adviser. The Sub-Adviser may delegate to any affiliate of the Sub-Adviser the provision of all or any portion of the services to be provided by the Sub-Adviser hereunder. In the event that any such delegation is made, the Sub-Adviser shall ensure that its delegates comply with the terms of this Agreement, and the Sub-Adviser acknowledges and agrees that such delegation shall not relieve the Sub-Adviser of any of its obligations under this Agreement and that the Sub-Adviser shall be liable hereunder for the actions of any such delegates to the same extent as if the Sub-Adviser had taken such actions directly.

(g)      The Sub-Adviser shall reasonably cooperate with the Adviser in connection with the Sub-Adviser’s provision of services hereunder and make personnel available during normal business hours, by videoconference and by telephone, to answer any questions and provide such other related services as the Adviser may reasonably request.

(h)      The Sub-Adviser shall promptly (but in no event later than two business days after such event is discovered and determined to be material) give notice to the Adviser of any material trading errors, material out-trades, material trade breaks, material trade disputes or of any alleged or actual material violations of regulatory or exchange trading rules that relate to the transactions conducted by the Sub-Adviser for the Fund. The foregoing provisions shall in no way be interpreted to limit the Sub-Adviser’s obligations hereunder and/or the standard of care applicable to the Sub-Adviser in connection with its services hereunder.

The Sub-Adviser agrees that the Fund and the Adviser shall have the right to include in the Registration Statement or similar disclosure document or information materials in connection with the offering of shares of beneficial interest in the Fund, investor or prospective investor reports, marketing materials and similar materials (collectively, the “Investor Materials”), and the Sub-Adviser shall provide to the Fund and the Adviser, a general description of the Sub-Adviser and its business. The Sub-Adviser shall (i) reasonably cooperate with the Fund and the Adviser in preparing any Investor Materials and any documents filed pursuant to Applicable Law; and (ii) provide other information as the Fund and/or the Adviser may reasonably request in connection with any due diligence or other investigation which may be conducted at any time and from time to time; provided that the parties agree that the Sub-Adviser’s responsibility for the accuracy of Investor Materials is limited to the aforementioned description of the Sub-Adviser and its business and any description, discussion or language that the Sub-Adviser provides to the Fund and/or the Adviser for use in the Registration Statement and/or other Investor Materials. If, after any Investor Materials shall have been used or distributed, the Sub-Adviser becomes aware of any materially untrue or misleading statement of fact or any omission of a material fact contained in any Investor Materials, the Sub-Adviser shall notify the Fund and the Adviser and reasonably cooperate with the Fund and the Adviser in the preparation of any necessary amendments or supplements to any such Investor Materials.

(i)       The Sub-Adviser hereby consents to the Fund being named Privacore PCAAM Alternative Income Fund. Subject to the foregoing and the Fund’s right to include in Investor Materials a general description of the Sub-Adviser and its business, the Adviser shall not use the name “PCAAM” and any of the other names of the Sub-Adviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Sub-Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission or any other regulatory body to which it is subject; and provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Fund, the Adviser, or any of their affiliates in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve the uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC, a state securities commission or any other regulatory body to which it is subject; and provided, further, that in no event shall such approval be unreasonably withheld.

(j)       The Fund and the Adviser acknowledges that, as between the Fund, Adviser and the Sub-Adviser, the Sub-Adviser owns and controls the term “PCAAM.” The Sub-Adviser grants to the Fund a royalty-free, non-exclusive license to use the name “PCAAM” in the name of the Fund for the duration of this Agreement and any extensions or renewals hereof. Such license may, upon termination of this Agreement, be terminated by the Sub-Adviser, in which event the Fund shall promptly take whatever action may be necessary (including calling a meeting of the Board or its shareholders) to change the name and discontinue any further use of the name “PCAAM” in the name of the Fund or otherwise.

(k)      The Sub-Adviser shall not otherwise use the name, logo or trademark(s) of the Adviser or its affiliates for any purpose without the prior written consent of the Adviser, except as may be necessary to comply with Applicable Law and as otherwise required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. For the avoidance of doubt, the Sub-Adviser may use the name Privacore when using the name of the Fund for the purposes of regulatory filings, marketing materials, and other fund-specific documentation.

(l)       The Adviser shall not otherwise use or allow the Fund to use the name, logo, or trademark(s) of the Sub-Adviser or its affiliates for any purpose without the prior written consent of the Sub-Adviser, except as may be necessary to comply with Applicable Law and as otherwise required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. For the avoidance of doubt, the Adviser may use the name PCAAM when using the name of the Fund for the purposes of regulatory filings, marketing materials, and other fund-specific documentation.

SECTION 2.     Operational Duties and Compliance.

The Sub-Adviser will maintain all accounts, books and records with respect to its services to the Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

To the extent required by Applicable Law, the records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Sub-Adviser such records and permit the Sub-Adviser to retain such records (either in original or in duplicate form) as the Sub-Adviser shall reasonably require in order to carry out its business or as required by Applicable Law. In the event of the termination of this Agreement, such records that belong to the Fund shall promptly be returned to the Fund by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required to be retained by it by Applicable Law and/or the Sub-Adviser may, at its own expense, make and maintain a copy of any such records. Upon reasonable request and only when subject to reasonable assurances of confidentiality, the Sub-Adviser will provide the Adviser or its agents with the records of the Sub-Adviser that relate to the Sub-Adviser’s services under this Agreement.

For the avoidance of doubt, the Sub-Adviser may use performance data it generates in connection with the services provided under this Agreement for its track record and may retain copies of all records necessary to support the use thereof.

SECTION 3.     Custody and Brokerage Arrangements.

(a)       All cash, securities and other assets of the Fund shall be held by a prime brokerage firm or other custodian (who shall be identified by the Adviser in writing). The Sub-Adviser is authorized to give instructions to such custodian with respect to all investment decisions regarding the Fund, and the Fund shall provide such written authorization to such custodian, with a copy of such written authorization to the Sub-Adviser, as shall be necessary to carry out the provisions of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Sub-Adviser shall at no time have authority under this Agreement to take or otherwise possess any assets of the Fund such that the Sub-Adviser would be deemed to have physical custody or control of such assets, it being intended that sole responsibility for safekeeping such assets shall rest upon the custodian. The Sub-Adviser shall not have any responsibility, liability, duty, or obligation with respect to the acts, omissions or other conduct of the custodian. The Fund or the Adviser shall notify the Sub-Adviser of the identities of its custodian bank and custody arrangements therewith and shall give the Sub-Adviser written notice of any changes in such custodian bank or custody arrangements.

(b)       Solely for the purpose of carrying out its duties under this Agreement, the Sub- Adviser shall have full discretion to select such brokers, dealers, and other financial intermediaries (collectively, “Brokers”) to effect the purchase and sale of financial instruments on behalf of the Fund. The Fund and the Adviser will cooperate with the Sub-Adviser in the establishment and maintenance of brokerage accounts with such Brokers as the Sub-Adviser deems advisable to allow for the purchase or sale of financial instruments on behalf of the Fund. The Sub-Adviser is permitted to engage in transactions with Broker(s) that provide it with research or other services and, in recognition of the provision of such research or other services, may pay commissions in excess of the amount of commissions another Broker would have charged, if, in its good faith determination, the amount of the transaction costs is reasonable in relation to the value of the services provided in terms of either that particular transaction or the Sub-Adviser’s (or its affiliates’) overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. The Fund and the Adviser acknowledge that the Sub-Adviser may pay commissions at rates in excess of the lowest rates available if it determines that the commissions charged by any Broker are reasonable in light of the value of the brokerage, research and other services received from that Broker including without limitation execution capability, willingness to commit capital, creditworthiness and financial stability and clearance and settlement capability.

SECTION 4.     Proxy Voting and Other Corporation Actions. The Sub-Adviser shall be responsible for voting proxies with respect to any and all assets of the Fund. The Sub-Adviser shall handle all such proxies in accordance with the Sub-Adviser’s written proxy voting policies and procedures (a copy of which has been provided to the Fund and the Adviser). It is acknowledged and agreed that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Fund. On a case-by-case basis the Sub-Adviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Sub-Adviser deems appropriate to preserve or enhance the value of the Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Sub-Adviser deems to be in the best interest of the Fund or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Fund.

SECTION 5.      Independence of the Parties. Nothing contained herein shall create or constitute the Sub-Adviser, the Adviser or the Fund as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, nor shall anything herein be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of one another.

SECTION 6.      Compensation and Expenses.

(a)       In consideration of and in compensation for the services to be rendered by the Sub- Adviser hereunder and except as otherwise agreed between the Adviser and the Sub-Adviser, the Adviser shall pay the Sub-Adviser, monthly in arrears, 55% of the net management fees payable to the Adviser, provided that if the Adviser receives no management fees for any month, including because of the effect of any expense limitation or fee waivers agreed to with the Fund, the Adviser shall have no obligation to compensate the Sub-Adviser for such month pursuant to this Agreement, unless and until the Adviser has recouped the expenses limited and/or fees waived for such month. In the case of a partial month in which the Sub-Adviser provides services, the compensation paid by the Adviser pursuant to this Agreement shall be prorated for the portion of the month in which the Agreement is effective based on the proportion of days of that month during which the Sub-Adviser provided services.

(b)       The Sub-Adviser, at its expense, will furnish: all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to perform its duties under this Agreement.

(c)       Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its sub-advisory fee.

(d)       Other than as specifically indicated in this Agreement and/or as otherwise agreed between the Adviser and the Sub-Adviser, the Sub-Adviser shall not be obligated to pay any expenses of the Adviser or the Fund, including without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Fund; and (iii) custodian fees and expenses; however for the avoidance of doubt, such Fund expenses are subject to any expense limitation and/or fee reimbursement agreement, which will impact the Sub-Adviser’s fees as described in section 6(a), above.

SECTION 7.      Right to Advise Others. Subject to the duties and obligations of the Sub-Adviser under this Agreement and the Sub-Adviser’s duties as a fiduciary, it is understood that the services of the Sub-Adviser and its employees are not exclusive, and the Sub-Adviser may render advisory, consulting and investment management services to other clients, as well as trade for proprietary accounts, during the term of this Agreement, and the Sub-Adviser shall be free to compete for the same investment opportunities as the Fund or to take positions in financial instruments which are the same as or opposite to the Fund’s positions on behalf of any other account advised, managed or traded by the Sub-Adviser.

SECTION 8.      Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Fund and the Sub-Adviser that:

(a)       The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

(b)       The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

(c)       The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by Applicable Law.

(d)       The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement or the Investment Management Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the Investment Management Agreement between the Adviser and the Fund; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Fund and the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

(e)       The Adviser has all other governmental, regulatory and self-regulatory registrations, licenses and memberships reasonably necessary to perform its obligations hereunder, and it will maintain and renew such registrations, licenses and memberships during the term of this Agreement;

(f)       All information provided by the Adviser to the Fund or the Sub-Adviser for use in connection with this Agreement is true and accurate in all material respects, and neither such information nor the Investor Materials (but solely with respect to any information therein related to the Adviser) contains any untrue statement of material fact or omits to state a material fact required or necessary to be stated therein in order to prevent the statements made therein, in light of the circumstances under which they are made, from being misleading; and, to the knowledge of the Adviser, there are no actions, suits, proceedings, subpoenas, orders or investigations pending or threatened against the Adviser or any other of its respective principals, managers, members, partners, directors, officers, shareholders, employees, agents or other applicable representatives, at law or in equity or before or by any federal, state, municipal, foreign or other governmental department, commission, board, bureau, agency, or instrumentality, or any other governmental, regulatory or self-regulatory authority or any exchange;

(g)       The Adviser has provided the Fund and the Sub-Adviser with a copy of its Form ADV and the supplements thereto, and promptly will furnish a copy of all amendments and supplements thereto to the Sub-Adviser at least annually. Such amendments shall reflect all changes in the Adviser’s organizational structure, professional staff or other significant developments affecting the Adviser, as required by the Advisers Act.

(h)       The Adviser will notify the Fund and the Sub-Adviser of any anticipated or actual change of control of the Adviser and any changes in the key personnel who are the portfolio manager(s) of the Fund prior to or promptly after such change(s). To the extent not borne by the Fund, the Adviser agrees to bear all reasonable expenses, if any, arising out of an assignment or change in control of the Adviser.

(i)       The Adviser will promptly notify the Sub-Adviser of any financial condition that is likely to impair the Adviser’s ability to fulfill its commitment under this Agreement.

(j)       The Adviser maintains an appropriate level of errors and omissions or professional liability insurance coverage and, upon the written request of the Sub-Adviser, will provide appropriate evidence of such insurance coverage to the Sub-Adviser.

(k)       The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party. The Adviser is duly organized, in good standing and validly existing under the laws of its jurisdiction of organization, with full power and authority to enter into and perform its duties and obligations under this Agreement.

(l)        None of the Adviser or its covered persons are subject to a “bad actor” disqualification pursuant to Rule 506(d) of Regulation D, have obtained a waiver from such disqualification or have failed to appropriately disclose any disqualifying event that occurred prior to the effective date of this Agreement.

(m)       The Adviser shall promptly notify the Sub-Adviser of a change of circumstances which would make any of its representations and warranties in this Section 8 inaccurate, misleading, untrue or incomplete.

SECTION 9. Representations, Warranties and Covenants of the Sub-Adviser. The Sub-Adviser hereby represents, warrants and covenants to the Fund and the Adviser that:

(a)       The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by Applicable Law.

(b)        The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will reasonably seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

(c)       The Sub-Adviser has all other governmental, regulatory and self-regulatory registrations, licenses and memberships reasonably necessary to perform its obligations hereunder, and it will maintain and renew such registrations, licenses and memberships during the term of this Agreement;

(d)       All information provided by the Sub-Adviser to the Fund or the Adviser for use in the Investor Materials and otherwise in provision of services pursuant to this Agreement is true and accurate in all material respects, and neither such information nor the Investor Materials (but solely with respect to any information therein related to the Sub-Adviser) contains any untrue statement of material fact or omits to state a material fact required or necessary to be stated therein in order to prevent the statements made therein, in light of the circumstances under which they are made, from being misleading; and, to the knowledge of the Sub-Adviser, there are no actions, suits, proceedings, subpoenas, orders or investigations pending or threatened against the Sub-Adviser or any other of its respective principals, managers, members, partners, directors, officers, shareholders, employees, agents or other applicable representatives (collectively, the “Sub-Adviser Parties”), at law or in equity or before or by any federal, state, municipal, foreign or other governmental department, commission, board, bureau, agency, or instrumentality, or any other governmental, regulatory or self-regulatory authority or any exchange;

(e)       The Sub-Adviser has adopted or will adopt prior to performing services under this Agreement a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise reasonably requested, the president, chief compliance officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

(f)       The Sub-Adviser has provided the Fund and the Adviser with a copy of its Form ADV and the supplements thereto, , and promptly will furnish a copy of all amendments and supplements thereto to the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(g)       The Sub-Adviser will notify the Fund and the Adviser of any anticipated or actual change of control of the Sub-Adviser and any changes in the key personnel who are the portfolio manager(s) of the Fund prior to or promptly after such change(s). To the extent not borne by the Fund, the Sub-Adviser agrees to bear all reasonable expenses, if any, arising out of an assignment or change in control of the Sub-Adviser.

(h)       The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(i)       The Sub-Adviser maintains an appropriate level of errors and omissions or professional liability insurance coverage and, upon the written request of the Adviser, will provide appropriate evidence of such insurance coverage to the Adviser.

(j)        None of the Sub-Adviser or its covered persons are subject to a subject to a “bad actor” disqualification pursuant to Rule 506(d) of Regulation D, have obtained a waiver from such disqualification or have failed to appropriately disclose any disqualifying event that occurred prior to the effective date of this Agreement.

(k)        The Sub-Adviser shall promptly notify the Fund and the Adviser of circumstances which would make any of its representations and warranties made in this Section 9 inaccurate, misleading, untrue or incomplete in any material respect.

SECTION 10. Liability; Indemnification.

(a)       Except as may otherwise be provided by the Investment Company Act or any other Applicable Law, none of the Sub-Adviser Parties shall be liable, responsible or accountable in damages or otherwise to the Fund, the Adviser, or any of their respective affiliates, principals, managers, members, officers, directors, employees, equity holders, agents or other applicable representatives or any of their respective successors, assignees or transferees (collectively, the “Fund and its Related Persons”) or to third parties under this Agreement for any act or omission performed or omitted by such Sub-Adviser Party under this Agreement or otherwise on behalf of the Fund, except when such action or inaction is found to have been the result of such Sub-Adviser Party’s fraud, gross negligence or willful misconduct in the performance or non-performance of its duties to the Fund or the Sub-Adviser’s breach of this Agreement. Notwithstanding any of the foregoing to the contrary, the provisions of this Section 10(a) shall not be construed so as to relieve (or attempt to relieve) the Sub-Adviser of any liability to the extent that such liability may not be waived, modified or limited under Applicable Law, but shall be construed so as to effectuate the provisions of this Section 10(a) to the fullest extent permitted by law.

(b)       Except as may otherwise be provided by the Investment Company Act or any other Applicable Law, the Fund and, if the Fund is not able to do so in whole or in part or does not do so in a reasonable period of time, the Adviser, shall indemnify, defend and hold harmless each Sub-Adviser Party from and against any and all losses, claims, damages, obligations, penalties, actions, suits, judgments, liabilities, costs, and expenses (including, without limitation, reasonable attorneys’ and accountants’ fees, as well as other costs and expenses incurred in connection with the defense of any actual or threatened action or proceeding) and amounts paid in settlement of any claims (collectively, “Losses”) suffered or sustained by such Sub-Adviser Party as a result of or in connection with any act or omission by such Sub-Adviser Party under this Agreement or otherwise on behalf of the Fund, and such Losses were not found to have been the result of (i) such Sub-Adviser Party’s fraud, gross negligence or willful misconduct in the performance or non-performance of its duties to the Fund or the Sub-Adviser’s breach of this Agreement or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Adviser or the Fund by the Sub-Adviser for use therein.

(c)       Except as may otherwise be provided by the Investment Company Act or any other Applicable Law, the Sub-Adviser shall indemnify, defend and hold harmless the Fund, the Adviser, and their respective principals, members, partners, shareholders, managers, officers, directors, employees, agents, and other applicable representatives (collectively, the “Fund Parties”) from and against any and all Losses suffered or sustained by Fund Parties as the result of (i) any Sub-Adviser Party’s fraud, gross negligence or willful misconduct in the performance or non-performance of its duties to the Fund or the Sub-Adviser’s breach of this Agreement or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Adviser or the Fund by the Sub-Adviser for use therein.

(d)        The foregoing provisions for indemnification shall be in addition to, and shall in no respect limit or restrict, any other remedies which may be available to a party under this Agreement, at law, in equity or otherwise in connection with any breach of this Agreement.

(e)        In the event that one party has an indemnification claim (the “Indemnified Party”) against the party required to provide indemnification (the “Indemnifying Party”) that does not involve a claim being asserted against or sought to be collected by a third party (a “Direct Claim”), the Indemnified Party shall give the Indemnifying Party written notice setting forth in reasonable specificity the nature of the Direct Claim and an estimate of damages directly related to Indemnified Losses in respect of the claim to the extent known (a “Claim Notice”), but the failure to provide such Claim Notice will not prejudice the Indemnified Party’s right to indemnification, except to the extent that the Indemnifying Party is materially prejudiced as a result of the failure to give notice. The Indemnifying Party shall have thirty (30) days after its receipt of such Claim Notice to respond in writing to the Direct Claim. If the Indemnifying Party objects to a Direct Claim, the parties shall attempt in good faith to agree upon the rights of the parties with respect to the Direct Claim. If the parties cannot resolve any dispute, then either party may initiate any remedy available to it under this Agreement or Applicable Law.

In the case of any claim asserted by a third party against an Indemnified Party, a Claim Notice shall be given by the Indemnified Party to the Indemnifying Party promptly after the Indemnified Party becomes aware of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of the Indemnifying Party) to assume the defense of any claim or any action, cause of action, claim, demand, charge, suit, proceeding, arbitration, mediation, audit, citation, summons, subpoena, hearing, inquiry, examination, or investigation or other litigation of any nature, civil, criminal, administrative, regulatory, or otherwise, in law, in equity, or otherwise (“Litigation”) resulting therefrom, provided, that: (a) counsel for the Indemnifying Party who shall conduct the defense of such claim or Litigation shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such Indemnified Party’s expense; and (b) the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such Indemnifying Party is materially prejudiced as a result of the failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or Litigation, shall consent to entry of any judgment or enter into any settlement or compromise, except that, solely with respect to claims asserted by third parties against the Adviser and/or the Sub-Adviser, the Indemnifying Party may settle (1) if the Indemnifying Party pays the amount necessary to satisfy any pecuniary terms of a settlement or compromise, (2) the settlement does not include any injunctive relief or admission of misconduct or wrongdoing by the Indemnified Party or its Affiliates and (3) the settlement releases the Indemnified Party completely in connection with the claim or Litigation. In the event that, in connection with a third-party claim, the Indemnified Party, based in each instance on the reasonable advice of outside counsel, reasonably concludes that there are material defenses available to it that are different or additional to those available to the Indemnifying Party or that the interests of the Indemnified Party may be reasonably deemed to conflict with those of the Indemnifying Party, then, the Indemnified Party shall have the right to select one separate counsel reasonably satisfactory to the Indemnifying Party and with that counsel participate in the Indemnifying Party’s defense of the third-party claim or Litigation, with the reasonable and documented fees and expenses of such one counsel to be reimbursed by the Indemnifying Party to the extent that they relate to such third-party claim. In addition, the Indemnifying Party will not have the right to assume control of such defense and will pay the reasonable and documented costs and expenses of one outside legal counsel, plus any applicable reasonably necessary local counsel, retained by the Indemnified Party (to the extent the Indemnifying Party is required to indemnify the Indemnified Party) if the claim: (x) primarily seeks non-monetary relief (except where non-monetary relief is merely incidental to a primary claim or claims for monetary damages); or (y) involves criminal allegations. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or Litigation, provided, that: (i) the Indemnified Party shall not settle any such claim or Litigation without the prior written consent of the Indemnifying Party unless, solely with respect to claims asserted by third parties against the Adviser and/or the Sub-Adviser, the Indemnifying Party has no liability (monetary or otherwise) in connection therewith; and (ii) the Indemnifying Party shall only be required to pay for the reasonable and documented fees and expenses of one counsel on behalf of the Indemnified Party. For the avoidance of doubt, no Indemnifying Party may settle any claim or Litigation on behalf of the Fund without the consent of the Fund.

(f)       No party will be liable to another party for consequential damages under any provision of this Agreement.

(g)       It is acknowledged and agreed that Section 10 is intended to be for the benefit of the persons and entities covered thereby, and may be enforceable by such parties.

SECTION 11.    Confidentiality.

(a)       The Sub-Adviser on the one hand, and the Fund and the Adviser on the other hand, each acknowledges and agrees that during the course of their association with one another, each party (the “Receiving Party”) may receive and have access to certain confidential and proprietary information, data, notes, analyses, records, and materials of another party (the “Disclosing Party”), including, without limitation, all information concerning the Fund, the Fund’s investment strategies, investors, research, systems used for purposes of portfolio evaluation and monitoring, pricing and valuing of financial instruments, each party’s business activities and the terms of this Agreement (collectively, “Confidential Information”). The term “Confidential Information” does not include information that (i) was or becomes generally available to the public other than as a result of a disclosure by the Receiving Party or its representatives in violation hereof, (ii) was or becomes available to the Receiving Party on a non-confidential basis prior to its disclosure by the Disclosing Party or its representatives or agents to the Receiving Party or its representatives, (iii) becomes available to the Receiving Party or its representatives on a non-confidential basis from a source other than the Disclosing Party or its representatives or agents, provided that such source is not known, and should not reasonably have been known, to the Receiving Party to be bound by a confidentiality agreement with the Disclosing Party or its representatives or agents or otherwise prohibited from transmitting the information to the Receiving Party or its representatives by a contractual, legal or fiduciary obligation, or (iv) is independently developed by the Receiving Party or on its behalf, provided that such development was by the Receiving Party or on the Receiving Party’s behalf without the use of, or any reference to, the Confidential Information. None of the parties hereto shall disclose to third parties or use the other party’s Confidential Information other than as permitted herein, absent the prior written consent of the other party; provided, however that either party may disclose any such Confidential Information regarding the other party, without the other party’s consent: (x) to its affiliates and to its legal, accounting or other advisors acting in such capacities; and (y) as required by law, order of a court with appropriate jurisdiction, or upon appropriate request during a regulatory examination. In the latter case, the disclosing party shall, if permitted by Applicable Law, notify the other party of such disclosure promptly.

(b)       Each party acknowledges and agrees that irreparable injury will result to a party if the other party breaches any of the terms of the covenants set forth in this Section 11 (the “Covenants”), and that in the event of the actual or threatened breach of any of the Covenants, the non-breaching party will have no adequate remedy at law. Each party accordingly agrees that in the event of any actual or threatened breach by a party of any of the Covenants, the non-breaching party shall be entitled to seek immediate temporary injunctive and other equitable relief with respect to such actual or threatened breach, without being required to show actual monetary damages or post any bond or other security. The remedies and agreements of indemnity contained herein are not exclusive and shall not limit or restrict any other remedies available to the non- breaching party, including the recovery of damages.

SECTION 12.    Term and Termination.

(a)       This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast at a meeting called for the purpose of voting on such approval in accordance with the provisions of Section 15 of the Investment Company Act and any rule, interpretation or order of the SEC, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for a period of more than two (2) years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval in accordance with the provisions of Section 15 of the Investment Company Act and any rule, interpretation or order of the SEC.

(b)       This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the applicable party that such party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach within thirty (30) days after written notice.

(c)       The following shall survive the termination of this Agreement: (i) each party’s accrued rights and obligations as of the date of termination and (ii) the provisions of Sections 10, 11, 19, 20 and this Section 12(c).

SECTION 13.    Notices/Written Materials. Whenever notice or other written materials are required to be given by the provisions of this Agreement, such notice or written materials shall, except as otherwise specifically provided herein, be in writing and shall be deemed to have been duly given upon (i) the date such notice is delivered personally to the recipient, (ii) one (1) business day after delivery to the recipient by reputable overnight courier service (charges prepaid), (iii) in the case of email, upon confirmation of receipt, or (iv) five (5) days after the date mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices or written materials shall be sent to the following addresses (or such other addresses as may be designated by a party by giving notice in accordance with this Section 13):

To the Sub-Adviser:

Partners Capital Investment Group, LLP

Attn: Head of US Compliance

600 Atlantic Avenue, 30th Floor

Boston MA 02210

Telephone: (+1) 617-292-2570

E-mail: us-compliance@partners-cap.com

To the Fund:

Privacore PCAAM Alternative Growth Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Telephone: 855-685-3093

To the Adviser:

Privacore Capital Advisors, LLC

Attn: Sandhya Ganapathy

1411 Broadway

New York, NY 10018

Telephone: 212-479-2907

E-mail: Sandhya.Ganapathy@privacorecap.com

SECTION 14.    Assignment. Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 12 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

SECTION 15.    No Third-Party Beneficiaries. Nothing contained in this Agreement, express or implied, is intended to or shall confer upon any person or entity other than the parties hereto or their respective successors and permitted assigns, any rights, remedies or liabilities under or by reason of this Agreement, other than Section 10 (which is intended to be for the benefit of the persons and entities covered thereby, and may be enforceable by such parties).

SECTION 16.    Amendment or Modification. Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval in accordance with the provisions of Section 15 of the Investment Company Act and any rule, interpretation or order of the SEC. Any such amendment must be by an instrument in writing signed by the parties to this Agreement.

SECTION 17.    Severability. If any term or provision of this Agreement shall be found to be illegal or unenforceable, then, notwithstanding such finding, this Agreement shall remain in full force and effect and such term or provision shall be deemed stricken or modified as necessary, provided that the intent of this Agreement is maintained.

SECTION 18.    No Waiver. No failure to exercise, and no delay in exercising, on the part of any party, any power or any rights hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or power hereunder preclude further exercise of any other right hereunder.

SECTION 19.    Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines.

SECTION 20.    Jurisdiction and Venue.

(a)       Subject to Section 20(b), the parties hereby (i) agree that any and all litigation arising out of this Agreement shall be conducted only in state or federal courts located in the State of Delaware, (ii) agree that such courts shall have the exclusive jurisdiction to hear and decide such matters, (iii) expressly waive any right to a trial by jury in any action or proceeding to enforce or defend any right, power or remedy under or in connection with this Agreement or arising from any relationship existing in connection with this Agreement, and (iv) agree that any such action, unless arbitration is compelled pursuant to Section 20(b), shall be tried before a court and not before a jury.

(b)       Notwithstanding anything to the contrary contained in Section 20(a), the parties hereby agree that any and all disputes arising out of this Agreement shall be conducted through final and binding arbitration in accordance with the Rules of the American Arbitration Association. Any such arbitration shall be held in the city of New York, New York. The Fund, the Adviser and/or the Sub-Adviser may commence the arbitration process by filing a written demand for arbitration, with a copy to the other party; provided, however, that either the Fund, the Adviser or the Sub-Adviser may, without inconsistency with this arbitration provision, apply to any court in accordance with Section 20(a) and seek injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. An arbitrator shall have the authority to award any remedy or relief that a court of competent jurisdiction could order or grant, including, without limitation, the issuance of an injunction; provided, however, that the arbitration award shall not include factual findings or conclusions of law and no punitive damages shall be awarded. The fees and expenses of such arbitration shall be borne by the non-prevailing party, as determined by such arbitration. In addition, the non-prevailing party in such arbitration shall pay the costs and reasonable attorneys’ fees of the prevailing party. The provisions of this Section 20(b) with respect to the arbitration conducted pursuant to this Section 20(b)may be enforced by any court of competent jurisdiction, and the parties seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorney’s fees, to be paid by the party (or parties) against whom enforcement is ordered. The parties agree that this Section 20(b) has been included to resolve any disputes between them with respect to the matters described herein rapidly and inexpensively, and that this Section 20(b) shall be grounds for dismissal of any court action commenced by any party with respect to a dispute arising out of such matters. The parties shall maintain the confidential nature of the arbitration proceeding and the award, including the hearing, except as may be necessary to prepare for or conduct the arbitration hearing on the merits, or except as may be necessary in connection with a court application for a preliminary remedy, a judicial challenge to an award or its enforcement, or unless otherwise required by Applicable Law or judicial decision.

(c)       Each party hereby submits to the personal jurisdiction of such courts and/or arbitration described in Sections 20(a) and 20(b) and waives any objection such party may now or hereafter have to venue or that such courts and/or arbitration are inconvenient forums.

SECTION 21.   Headings. Headings to sections herein are for the convenience of the parties only and are not intended to be or to affect the meaning or interpretation of this Agreement.

SECTION 22.   Complete Agreement. Except as otherwise provided herein, this Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding upon the parties hereto with respect to the subject matter herein.

SECTION 23.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one original instrument.

SECTION 24.   Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

By:
Name:
Title:

PRIVACORE CAPITAL ADVISORS, LLC

By:
Name:
Title:

PARTNERS CAPITAL INVESTMENT GROUP, LLP

By:
Name:
Title:

EXHIBIT C

FORM OF

INTERIM INVESTMENT MANAGEMENT AGREEMENT

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

INTERIM AGREEMENT made this [     ] day of [     ], 2026, by and between Privacore PCAAM Alternative Growth Fund, a Delaware statutory trust (the “Fund”), and Privacore Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Board of Trustees of the Fund (the “Board” and the members thereof, the “Trustees”) had previously retained the Adviser to render investment management services with respect to the Fund, pursuant to an investment management agreement (“Prior Investment Management Agreement”) dated as of [     ], 2026; and

WHEREAS, in connection with the closing of a corporate transaction of Janus Henderson Group plc, the indirect owner of a controlling interests of the Adviser (the “Transaction”) on [     ], 2026, the Prior Investment Management Agreement was assigned and thereby, terminated; and

WHEREAS, pursuant to Rule 15a-4 under the 1940 Act, the Fund desires to retain the Adviser to render investment management services with respect to the Fund and the Adviser is willing to render such services in the manner and on the terms set forth in this Agreement; and

WHEREAS, the Adviser may, subject to the approval of the Fund’s Board of Trustees (the “Board”), retain one or more sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) to render portfolio management services to the Fund pursuant to investment sub-advisory agreements among the Fund, the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”).

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.       APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Adviser may provide such other additional services to the Fund as reasonably requested by the Fund and agreed to by the Adviser, including preparing and reviewing the Fund’s registration statements and any amendments and supplements thereto, preparation and review of materials for Board and Board committee meetings, preparation and review of Fund shareholder reports, proxy statements, and other applicable regulatory reports and communications, and the provision of the Adviser’s employees to act as officers of the Fund.

2.       DUTIES AND AUTHORITIES OF ADVISER. The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser may delegate certain of its duties under this Agreement with respect to the Fund to a Sub-Adviser or Sub-Advisers (subject to the approval of the Fund's Board and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more Sub-Advisers deemed necessary to carry out the investment program of the Fund. The retention of a Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. The Adviser may pay a Sub-Adviser a portion of the compensation received by the Adviser hereunder.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund’s current registration statement and applicable laws and regulations. The Adviser also agrees to comply with (a) any policies, guidelines, instructions and procedures approved by the Board, and (b) any future amendments or supplements to the Fund’s registration statement that, in each case, are provided, in writing, to the Adviser with reasonable notice prior to implementation.

The Adviser shall have the power to carry out any and all of the objectives and purposes of the Fund, as described in any private placement memorandum, prospectus or statement of additional information contained in the Fund’s registration statement on Form N-2 filed with the Securities and Exchange Commission, as each may be amended, modified or otherwise supplemented from time to time (collectively, the “Registration Statement”), and to, perform all acts and enter into and perform all contracts and other undertakings on behalf of the Fund, including delegating such power to perform or to enter into and perform all contracts and undertaking to the Sub-Advisers, as the Adviser deems appropriate or convenient in connection with the provision of its services contained herein. Without limiting the foregoing powers, the Adviser shall have all specific rights and power to do, or to delegate the power to the Sub-Advisers to do, the following on behalf of the Fund:

(i)	acquire, hold, manage, vote, own and dispose of loans, equity securities and any other assets held by the Fund;

(ii)	review, select, analyze, structure, negotiate and close investment transactions and their related agreements, instruments and other documents, and in connection with such investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents, including credit agreements, collateral agreements, security agreements, and other similar agreements;

(iii)	provide service on committees of, and in other capacities with, issuers of and obligors on investments and other assets of the Fund (including on creditors’ committees), vote with respect to investments and other assets of the Fund whether in person, by proxy, consent or otherwise, sell short investments and cover such sales;

(iv)	monitor, supervise and direct the investments of the Fund and dispose of them in such manner and at such times as the Adviser or Sub-Advisers determine;

(v)	initiate, participate in and settle judicial, arbitration, administrative or similar proceedings to protect the assets of the Fund, enforce the Fund’s rights or otherwise defend the interests of the Fund;

(vi)	cooperate with persons or entities engaged by the Fund to render services to the Fund, including without limitation, attorneys, accountants, custodians, investment brokers or finders, investment bankers, appraisers, loan servicers, and business advisors;

(vii)	employ techniques to hedge portfolio risk (but not for speculative purposes) including, without limitation, through the use of options, forward and futures contracts and other instruments (relating to securities, currencies or other assets);

(viii)	take whatever steps are required by governmental authorities having jurisdiction over the Fund or its assets; and

(ix)	take such other actions as may be necessary or advisable in connection with the foregoing.

Without limiting the foregoing powers, the Adviser shall also have specific rights and power to do, or to delegate the power to the Sub-Advisers to do, the following on behalf of the Fund, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund’s policies and procedures:

(x)	other than in connection with investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents; and

(xi)	obtain financing, borrow money, incur indebtedness, issue guarantees, mortgage, pledge, loan, impose liens upon and grant security interests in all or any part of the Fund’s assets; execute promissory notes, loan, pledge or security agreements, or other agreements, documents and instruments in connection therewith.

3.       FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” under the particular circumstances of each transaction taking into account such factors as the Adviser deems relevant and considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Registration Statement and resolutions of the Fund’s Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request. In connection with the investment and reinvestment of the assets of the Fund, the Adviser is authorized (and can delegate to Sub-Advisers) to execute for the Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with brokers, dealers or futures commission merchants and other trading counterparties, including, but not limited to, ISDA agreements, and in connection with the rights and powers granted to the Adviser under Section 2 of this Agreement, as well as, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund’s policies and procedures, to do such other things necessary or incidental to the furtherance or conduct of the Fund’s purchases, sales or other transactions.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Registration Statement.

On occasions when the Adviser deems the purchase or sale of an investment, security or futures contract or options thereon to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order to be sold or purchased. In such event, the Adviser will allocate investments, securities or futures contracts or options thereon so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution under the circumstances for the transaction; (b) the provisions of the 1940 Act; (c) the provisions of the Investment Advisers Act of 1940; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser’s fees for services under this Agreement.

All securities and other property of the Fund shall remain in the direct or indirect custody of the Fund’s custodian except as otherwise authorized by the Board.

4.       EXPENSES AND COMPENSATION OF THE ADVISER. The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel required by it to perform the services on the terms and for the compensation provided herein. In addition, with respect to the operation of the Fund, the Adviser shall be responsible for (i) the expenses of printing and distributing extra copies of the Fund’s Registration Statement, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”) or pursuant to, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; (ii) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Adviser, then the Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Adviser and the Fund; and (iii) the costs of the Adviser’s in-person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Adviser and the Fund. If the Adviser has agreed to limit the operating expenses of the Fund as referenced below, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement. Except as otherwise specifically stated herein, the Adviser shall not be responsible for any of the Fund’s expenses, including, but not limited to, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. For the avoidance of doubt, the Fund shall bear all fees and expenses incurred in connection with the organization of the Fund and the offering of the Fund’s shares and will reimburse Adviser for any such fees and expenses incurred by the Adviser on the Fund’s behalf, including fees and expenses in connection with seeking the Securities and Exchange Commission’s approval of any exemptive relief contemplated in connection with the establishment or operations of the Fund.

For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Adviser compensation at an annual rate of 1.5%, accrued daily and payable monthly in arrears, based upon the Fund’s average daily net assets, before giving effect to any repurchase of shares in the Fund. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. In the case of a partial month, compensation will be based on the number of days during the month in which the Adviser provided services to the Fund. The Adviser may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments.

During the term of this Agreement, any such compensation payable to the Adviser shall be held in an interest-bearing escrow account on behalf of the Fund. If, during the term of this Agreement, a new investment management agreement is approved by a majority of the Fund’s outstanding voting securities, then the amount held in the escrow account (plus interest and income earned thereon and proceeds thereof) shall be paid to the Adviser. If, however, a new investment management agreement is not approved by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), then the Adviser shall be entitled to the less of (i) any costs incurred in performing this Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

5.       BOOKS AND RECORDS. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein, required by applicable law or regulation or as may be necessary for the Adviser to supply to the Fund or its Board the information required to be supplied under this Agreement. The Adviser will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request; provided that the Adviser may make and retain copies of such records.

6.        STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7.       LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISER.

(a)     In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, member, manager, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund or otherwise under this Agreement for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Adviser or any affiliate of the Adviser or by any Sub-Adviser, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b)     To the fullest extent permitted by law, the Fund shall indemnify, defend, and hold harmless the Adviser, or any partner, member, manager, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives (each such person being an “Indemnitee”), against any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney's fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) to which the person may be liable that arises or results from (i) this Agreement or the performance of any services under this Agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement or (ii) the Adviser’s obligation to indemnify a Sub-Adviser or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives under the terms of the Sub-Adviser’s Sub-Advisory Agreement so long as such indemnification obligations did not arise primarily from the such Indemnitee’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

(c)     To the fullest extent permitted by law, the Adviser shall indemnify, defend, and hold harmless the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any Liability to which the person may be liable that results from the Adviser’s willful misfeasance or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser's reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

(d)     The Adviser shall not be obligated to perform any service not described in this Agreement. The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved or that Adviser's overall management of the Fund will be successful. The Fund understands that investment decisions made for the Fund by the Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

8.       PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

9.        AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

10.        FUND REPRESENTATIONS: The Fund represents, warrants and agrees that it: (a) has all requisite power and authority to enter into and perform its obligations under this Agreement; (b) has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and has furnished to the Adviser copies of each of the following documents: (i) the governing documents of the Fund; (ii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Fund and approving this Agreement; and (iii) current copies of the Fund’s Registration Statement. The Fund shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to each of the foregoing, if any, with reasonable notice prior to implementation.

11.       LICENSE OF ADVISER’S NAME. The Adviser grants to the Fund a license to use the name “Privacore” (the “Name”) as part of the name of the Fund. The foregoing authorization by the Adviser to the Fund to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name. The Fund acknowledges and agrees that, as between the Fund and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Fund shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) adhere to such specific quality control standards as the Adviser may from time to time promulgate; and (3) protect the reputation and goodwill of the Name. The Fund acknowledges that the Name and the trademark associated therewith are the valuable property of the Adviser or its affiliates. The Fund will (a) submit to the Adviser for review and preapproval prior to use any promotional materials using the Name; and (b) change the name of the Fund within one month of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of the Fund; provided, however, that to the extent required by law, regulation or regulatory guidance, the Fund may continue to make reference to the prior name of the Fund in its Registration Statement, regulatory filings, marketing materials and similar documents and the Fund may continue to use beyond such date any supplies of the Registration Statement, marketing materials and similar documents that the Fund had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund. If the Fund makes any unauthorized use of the Name or the Adviser’s derivatives, logos, trademarks, or service marks or trade names, the Fund acknowledges that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

12.       DURATION AND TERMINATION. This Agreement shall become effective as of [    ], 2026, and unless terminated as herein provided and subject to all of the other terms and conditions hereof, this Agreement shall remain in full force and effect until the first of the following to occur: the effective date of a new investment management agreement relating to the management of the Fund, which has been approved by a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, or the 151st calendar day following the date hereof.

This Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on 10 calendar days’ prior written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days’ prior written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

13.        NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by delivery service or registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Adviser:

Privacore Capital Advisors, LLC

Attn: Sandhya Ganapathy

1411 Broadway
New York, NY 10018

Telephone: 212-479-2907

If to the Fund:

Privacore PCAAM Alternative Growth Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Telephone: 855-685-3093

14.        SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.       GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16.        AMENDMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

17.       COUNTERPARTS.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.       TRACK RECORD. Notwithstanding anything else to the contrary herein, the Adviser shall retain a right to use the investment performance and track record of the Fund (including in marketing materials) to the extent permitted by law. Further, for the avoidance of doubt, the Adviser shall be entitled to retain a copy and use records of each of its transactions and other records pertaining to the Fund as are necessary to support any such uses of the investment performance and track record.

19.       MISCELLANEOUS.  Where the effect of a requirement of the 1940 Act or the Investment Advisers Act of 1940 reflected in any provision of this Agreement is altered by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.       NO THIRD PARTY BENEFICIARIES. The parties hereto acknowledge and agree that this Agreement is intended solely for the benefit of the parties hereto and any natural person or entity obtaining rights hereunder as an Indemnitee and that there shall be no third party beneficiaries to this Agreement, either express or implied.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and effective as of the day and year first written above.

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

By:
Title:

Privacore Capital Advisors, LLC

By:
Title:

EXHIBIT D

FORM OF CONVERSION

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

AGREEMENT made this [     ] day of [     ], 2026, by and between Privacore PCAAM Alternative Growth Fund, a Delaware statutory trust (the “Fund”), and Privacore Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund and the Adviser entered into an investment management agreement dated as of the 21st day of January, 2026 (the “Current Agreement”);

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund and the Adviser desire to amend and restate the Current Agreement; and

WHEREAS, the Fund desires to continue to retain the Adviser to render investment management services with respect to the Fund and the Adviser is willing to render such services under this Agreement; and

WHEREAS, the Adviser may, subject to the approval of the Fund’s Board of Trustees (the “Board”), retain one or more sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) to render portfolio management services to the Fund pursuant to investment sub-advisory agreements among the Fund, the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”).

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.       APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Adviser may provide such other additional services to the Fund as reasonably requested by the Fund and agreed to by the Adviser, including preparing and reviewing the Fund’s registration statements and any amendments and supplements thereto, preparation and review of materials for Board and Board committee meetings, preparation and review of Fund shareholder reports, proxy statements, and other applicable regulatory reports and communications, and the provision of the Adviser’s employees to act as officers of the Fund.

2.       DUTIES AND AUTHORITIES OF ADVISER. The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser may delegate certain of its duties under this Agreement with respect to the Fund to a Sub-Adviser or Sub-Advisers (subject to the approval of the Fund's Board and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more Sub-Advisers deemed necessary to carry out the investment program of the Fund. The retention of a Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. The Adviser may pay a Sub-Adviser a portion of the compensation received by the Adviser hereunder.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund’s current registration statement and applicable laws and regulations. The Adviser also agrees to comply with (a) any policies, guidelines, instructions and procedures approved by the Board, and (b) any future amendments or supplements to the Fund’s registration statement that, in each case, are provided, in writing, to the Adviser with reasonable notice prior to implementation.

The Adviser shall have the power to carry out any and all of the objectives and purposes of the Fund, as described in any private placement memorandum, prospectus or statement of additional information contained in the Fund’s registration statement on Form N-2 filed with the Securities and Exchange Commission, as each may be amended, modified or otherwise supplemented from time to time (collectively, the “Registration Statement”), and to, perform all acts and enter into and perform all contracts and other undertakings on behalf of the Fund, including delegating such power to perform or to enter into and perform all contracts and undertaking to the Sub-Advisers, as the Adviser deems appropriate or convenient in connection with the provision of its services contained herein. Without limiting the foregoing powers, the Adviser shall have all specific rights and power to do, or to delegate the power to the Sub-Advisers to do, the following on behalf of the Fund:

(i)	acquire, hold, manage, vote, own and dispose of loans, equity securities and any other assets held by the Fund;

(ii)	review, select, analyze, structure, negotiate and close investment transactions and their related agreements, instruments and other documents, and in connection with such investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents, including credit agreements, collateral agreements, security agreements, and other similar agreements;

(iii)	provide service on committees of, and in other capacities with, issuers of and obligors on investments and other assets of the Fund (including on creditors’ committees), vote with respect to investments and other assets of the Fund whether in person, by proxy, consent or otherwise, sell short investments and cover such sales;

(iv)	monitor, supervise and direct the investments of the Fund and dispose of them in such manner and at such times as the Adviser or Sub-Advisers determine;

(v)	initiate, participate in and settle judicial, arbitration, administrative or similar proceedings to protect the assets of the Fund, enforce the Fund’s rights or otherwise defend the interests of the Fund;

(vi)	cooperate with persons or entities engaged by the Fund to render services to the Fund, including without limitation, attorneys, accountants, custodians, investment brokers or finders, investment bankers, appraisers, loan servicers, and business advisors;

(vii)	employ techniques to hedge portfolio risk (but not for speculative purposes) including, without limitation, through the use of options, forward and futures contracts and other instruments (relating to securities, currencies or other assets);

(viii)	take whatever steps are required by governmental authorities having jurisdiction over the Fund or its assets; and

(ix)	take such other actions as may be necessary or advisable in connection with the foregoing.

Without limiting the foregoing powers, the Adviser shall also have specific rights and power to do, or to delegate the power to the Sub-Advisers to do, the following on behalf of the Fund, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund’s policies and procedures:

(x)	other than in connection with investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents; and

(xi)	obtain financing, borrow money, incur indebtedness, issue guarantees, mortgage, pledge, loan, impose liens upon and grant security interests in all or any part of the Fund’s assets; execute promissory notes, loan, pledge or security agreements, or other agreements, documents and instruments in connection therewith.

3.       FUND TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” under the particular circumstances of each transaction taking into account such factors as the Adviser deems relevant and considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Registration Statement and resolutions of the Fund’s Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request. In connection with the investment and reinvestment of the assets of the Fund, the Adviser is authorized (and can delegate to Sub-Advisers) to execute for the Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with brokers, dealers or futures commission merchants and other trading counterparties, including, but not limited to, ISDA agreements, and in connection with the rights and powers granted to the Adviser under Section 2 of this Agreement, as well as, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund’s policies and procedures, to do such other things necessary or incidental to the furtherance or conduct of the Fund’s purchases, sales or other transactions.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Registration Statement.

On occasions when the Adviser deems the purchase or sale of an investment, security or futures contract or options thereon to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order to be sold or purchased. In such event, the Adviser will allocate investments, securities or futures contracts or options thereon so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution under the circumstances for the transaction; (b) the provisions of the 1940 Act; (c) the provisions of the Investment Advisers Act of 1940; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser’s fees for services under this Agreement.

All securities and other property of the Fund shall remain in the direct or indirect custody of the Fund’s custodian except as otherwise authorized by the Board.

4.        EXPENSES AND COMPENSATION OF THE ADVISER. The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel required by it to perform the services on the terms and for the compensation provided herein. In addition, with respect to the operation of the Fund, the Adviser shall be responsible for (i) the expenses of printing and distributing extra copies of the Fund’s Registration Statement, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”) or pursuant to, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; (ii) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Adviser, then the Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Adviser and the Fund; and (iii) the costs of the Adviser’s in-person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Adviser and the Fund. If the Adviser has agreed to limit the operating expenses of the Fund as referenced below, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement. Except as otherwise specifically stated herein, the Adviser shall not be responsible for any of the Fund’s expenses, including, but not limited to, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. For the avoidance of doubt, the Fund shall bear all fees and expenses incurred in connection with the organization of the Fund and the offering of the Fund’s shares and will reimburse Adviser for any such fees and expenses incurred by the Adviser on the Fund’s behalf, including fees and expenses in connection with seeking the Securities and Exchange Commission’s approval of any exemptive relief contemplated in connection with the establishment or operations of the Fund.

For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Adviser compensation at an annual rate of 1.50%, accrued daily and payable monthly in arrears, based upon the Fund’s average daily net assets, before giving effect to any repurchase of shares in the Fund. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. In the case of a partial month, compensation will be based on the number of days during the month in which the Adviser provided services to the Fund. The Adviser may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.       BOOKS AND RECORDS. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein, required by applicable law or regulation or as may be necessary for the Adviser to supply to the Fund or its Board the information required to be supplied under this Agreement. The Adviser will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request; provided that the Adviser may make and retain copies of such records.

6.        STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7.        LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISER.

(a)      In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, member, manager, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund or otherwise under this Agreement for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Adviser or any affiliate of the Adviser or by any Sub-Adviser, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b)     To the fullest extent permitted by law, the Fund shall indemnify, defend, and hold harmless the Adviser, or any partner, member, manager, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives (each such person being an “Indemnitee”), against any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney's fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) to which the person may be liable that arises or results from (i) this Agreement or the performance of any services under this Agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement or (ii) the Adviser’s obligation to indemnify a Sub-Adviser or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives under the terms of the Sub-Adviser’s Sub-Advisory Agreement so long as such indemnification obligations did not arise primarily from the such Indemnitee’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

(c)     To the fullest extent permitted by law, the Adviser shall indemnify, defend, and hold harmless the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any Liability to which the person may be liable that results from the Adviser’s willful misfeasance or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser's reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

(d)     The Adviser shall not be obligated to perform any service not described in this Agreement. The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved or that Adviser's overall management of the Fund will be successful. The Fund understands that investment decisions made for the Fund by the Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

8.       PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

9.       AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

10.        FUND REPRESENTATIONS: The Fund represents, warrants and agrees that it: (a) has all requisite power and authority to enter into and perform its obligations under this Agreement; (b) has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and has furnished to the Adviser copies of each of the following documents: (i) the governing documents of the Fund; (ii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Fund and approving this Agreement; and (iii) current copies of the Fund’s Registration Statement. The Fund shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to each of the foregoing, if any, with reasonable notice prior to implementation.

11.        LICENSE OF ADVISER’S NAME. The Adviser grants to the Fund a license to use the name “Privacore” (the “Name”) as part of the name of the Fund. The foregoing authorization by the Adviser to the Fund to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name. The Fund acknowledges and agrees that, as between the Fund and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Fund shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) adhere to such specific quality control standards as the Adviser may from time to time promulgate; and (3) protect the reputation and goodwill of the Name. The Fund acknowledges that the Name and the trademark associated therewith are the valuable property of the Adviser or its affiliates. The Fund will (a) submit to the Adviser for review and preapproval prior to use any promotional materials using the Name; and (b) change the name of the Fund within one month of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of the Fund; provided, however, that to the extent required by law, regulation or regulatory guidance, the Fund may continue to make reference to the prior name of the Fund in its Registration Statement, regulatory filings, marketing materials and similar documents and the Fund may continue to use beyond such date any supplies of the Registration Statement, marketing materials and similar documents that the Fund had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund. If the Fund makes any unauthorized use of the Name or the Adviser’s derivatives, logos, trademarks, or service marks or trade names, the Fund acknowledges that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

12.       DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until [     ], [     ] and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

13.       NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by delivery service or registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Adviser:

Privacore Capital Advisors, LLC

Attn: Sandhya Ganapathy

1411 Broadway
New York, NY 10018

Telephone: 212-479-2907

If to the Fund:

Privacore PCAAM Alternative Growth Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Telephone: 855-685-3093

14.       SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.       GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16.       AMENDMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

17.      COUNTERPARTS.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.       TRACK RECORD. Notwithstanding anything else to the contrary herein, the Adviser shall retain a right to use the investment performance and track record of the Fund (including in marketing materials) to the extent permitted by law. Further, for the avoidance of doubt, the Adviser shall be entitled to retain a copy and use records of each of its transactions and other records pertaining to the Fund as are necessary to support any such uses of the investment performance and track record.

19.      MISCELLANEOUS.  Where the effect of a requirement of the 1940 Act or the Investment Advisers Act of 1940 reflected in any provision of this Agreement is altered by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.       NO THIRD PARTY BENEFICIARIES. The parties hereto acknowledge and agree that this Agreement is intended solely for the benefit of the parties hereto and any natural person or entity obtaining rights hereunder as an Indemnitee and that there shall be no third party beneficiaries to this Agreement, either express or implied.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and effective as of the day and year first written above.

PRIVACORE PCAAM ALTERNATIVE GROWTH FUND

By:	David Azvolinsky
Title:	Secretary

Privacore Capital Advisors, LLC

By:	Sandhya Ganapathy
Title:	CCO

EXHIBIT E

5% or Greater Ownership of A Share Class

The following table identifies those investors known to each Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of [●], 2026. Any shareholder that owns 25% or more of the outstanding shares of a Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Privacore PCAAM Alternative Growth Fund

	Shareholder Name and Address	Percentage of Shares of Class Owned
Class I Shares	Janus Henderson Investors US LLC 151 Detroit Street Denver, CO 80206	[ ]%
Class I Shares	[Investor A c/o Privacore Capital Advisors LLC Attn: Compliance Department 1411 Broadway New York, New York, 10018]	[ ]%
Class I Shares	[Investor B c/o Privacore Capital Advisors LLC Attn: Compliance Department 1411 Broadway New York, New York, 10018]	[ ]%
Class I Shares	[●]	[ ]%
Class I Shares	[●]	[ ]%

E-1

Privacore PCAAM Alternative Income Fund

	Shareholder Name and Address	Percentage of Shares of Class Owned
Class I Shares	Janus Henderson Investors US LLC 151 Detroit Street Denver, CO 80206	[ ]%
Class I Shares	[●]	[ ]%

Privacore VPC Asset Backed Credit Fund

	Shareholder Name and Address	Percentage of Shares of Class Owned
Class I Shares	Victory Park Capital Advisors, LLC 150 North Riverside Plaza Suite 5200, Chicago, IL 60606	[ ]%
Class I Shares	[●]	[ ]%
Class I Shares	[●]	[ ]%

As of the Record Date, the Trustees and officers of each Fund, either individually or as a group, owned less than [1]% of the outstanding shares of their respective Fund.

E-2